semiannual

VANGUARD(R)
BOND INDEX FUNDS

June 30, 2000


VANGUARD TOTAL BOND
  MARKET INDEX FUND

VANGUARD SHORT-TERM
  BOND INDEX FUND

VANGUARD INTERMEDIATE-
  TERM BOND INDEX FUND

VANGUARD LONG-TERM
  BOND INDEX FUND

[PHOTO]

[THE VANGUARD GROUP LOGO]

HAVE THE PRINCIPLES OF INVESTING CHANGED?

       In a world of frenetic change in business, technology, and the financial markets, it is natural to wonder whether the basic principles of investing have changed.

       We don't think so.

       The most successful investors over the coming decade will be those who began the new century with a fundamental understanding of risk and who had the discipline to stick with long-term investment programs.

       Certainly, investors today confront a challenging, even unprecedented, environment. Valuations of market indexes are at or near historic highs. The strength and duration of the bull market in U.S. stocks have inflated people's expectations and diminished their recognition of the market's considerable risks. And the incredible divergence in stock returns--many technology-related stocks gained 100% or more in 1999, yet prices fell for more than half of all stocks--has made some investors question the idea of diversification.

       And then there is the Internet. Undeniably, it is a powerful medium for communications and transacting business. For investors, the Internet is a vast source of information about investments, and online trading has made it inexpensive and convenient to trade stocks and invest in mutual funds.

       However, new tools do not guarantee good workmanship. Information is not the same as wisdom. Indeed, much of the information, opinion, and rumor that swirl about financial markets each day amounts to "noise" of no lasting significance. And the fact that rapid-fire trading is easy does not make it beneficial. Frequent trading is almost always counterproductive because costs--even at low commission rates--and taxes detract from the returns that the markets provide. Sadly, many investors jump into a "hot" mutual fund just in time to see it cool off. Meanwhile, long-term fund investors are hurt by speculative trading activity because they bear part of the costs involved in accommodating purchases and redemptions.

       Vanguard believes that intelligent investors should resist short-term thinking and focus instead on a few time-tested principles:

       - Invest for the long term. Pursuing your long-term investment goals is more like a marathon than a sprint.

       - Diversify your investments with holdings in stocks, bonds, and cash investments. Remember that, at any moment, some part of a diversified portfolio will lag other parts, and be wary of taking on more risk by "piling onto" the best-performing part of your holdings. Today's leader could well be tomorrow's laggard.

       - Step back from the daily frenzy of the markets; focus on your overall asset allocation.

       - Capture as much of the market's return as possible by minimizing costs and taxes. Costs and taxes diminish long-term returns while doing nothing to reduce the risks you incur as an investor.

CONTENTS
REPORT FROM THE CHAIRMAN ...........  1

THE MARKETS IN PERSPECTIVE .........  5

PERFORMANCE SUMMARIES ..............  7

FUND PROFILES ...................... 10

FINANCIAL STATEMENTS ............... 15

  All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted. "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell Company is the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 5000(R)" and "Wilshire 4500" are trademarks of
                       Wilshire Associates Incorporated.

REPORT FROM THE CHAIRMAN

[PHOTO]
JOHN J. BRENNAN

       Bonds provided a profitable haven during the first half of 2000, a volatile period for global stock markets. Overall, bond prices edged higher during the six months ended June 30 as yields fell on all but the shortest maturity securities. Indeed, bonds' total returns topped those of the broad stock market.

       The four Vanguard Bond Index Funds performed well, posting returns higher than those of their average peers and closely tracking their target indexes. Two of our funds precisely matched the returns of their benchmark indexes, while the other two lagged by just 0.1 percentage point.

       The table at right presents the six-month total return (capital change plus reinvested dividends) for each fund, its average mutual fund peer, and the unmanaged bond index it tracks. Our funds' returns ranged from 3.0% for the Short-Term Bond Index Fund to 6.4% for the Long-Term Bond Index Fund.

---------------------------------------------------------------
                                                 TOTAL RETURNS
                                               SIX MONTHS ENDED
                                                 JUNE 30, 2000
---------------------------------------------------------------
TOTAL BOND MARKET INDEX FUND                          3.9%
Average Intermediate U.S.
  Government Fund*                                    3.4
Lehman Aggregate Bond Index                           4.0
---------------------------------------------------------------
SHORT-TERM BOND INDEX FUND                            3.0%
Average 1-5 Year U.S. Government Fund*                2.8
Lehman 1-5 Year Government/Credit Index               3.0
---------------------------------------------------------------
INTERMEDIATE-TERM BOND INDEX FUND                     3.6%
Average Intermediate U.S.
  Government Fund*                                    3.4
Lehman 5-10 Year Government/
  Credit Index                                        3.6
---------------------------------------------------------------
LONG-TERM BOND INDEX FUND                             6.4%
Average General U.S. Government Fund*                 4.0
Lehman Long Government/Credit Index                   6.5
---------------------------------------------------------------
*Derived from data provided by Lipper Inc.

INSTITUTIONAL SHARES
---------------------------------------------------------------
Total Bond Market Index Fund                          4.0%
---------------------------------------------------------------

       On June 30, our annualized yields ranged from 6.93% for the Long-Term Bond Index Fund to 7.29% for the Intermediate-Term Bond Index Fund. Detailed figures for each fund, including net asset values, income dividends, yields, credit quality, and average maturity data, are presented in the table following this letter.

THE PERIOD IN REVIEW

The first half of 2000 was a tumultuous time in financial markets, which were buffeted by a complex set of crosscurrents. The domestic economy continued to grow at a strong pace--the production of goods and services during the second quarter of 2000 was about 6% higher than in the same period last year, even after adjusting for inflation. Unemployment remained low, hovering around 4% of the workforce. Elsewhere in the world, growth was picking up from more subdued levels.

       Economic growth is generally good for corporate earnings and, thus, for stocks. But investors and economic policymakers have worried that the combination of rapid economic growth and low unemployment would trigger sharply higher wages and inflation. The Federal Reserve Board, in an effort to slow the economy's momentum and forestall an inflationary outburst, continued to raise short-term interest rates during the half-year. The Fed boosted its target for the federal funds rate three times by a total of 1.0 percentage point (100 basis points). In all, the Fed has raised its target rate by 175 basis points in the past 12 months.

       However, the market began to anticipate an end to the Fed's campaign of rate hikes. The result was that longer-term interest rates eased even while the Fed was boosting short-term rates. By midyear, statistical evidence suggested a slowing of the economy's growth rate--just the result the Fed had been seeking.

       On balance, the yield of 3-month U.S. Treasury bills climbed 52 basis points (from 5.33% to 5.85%) during the half-year. For longer-term Treasuries, yields rose but then began to fall after the Treasury announced that it would use rising federal budget surpluses to buy back billions of dollars' worth of long-term bonds. The shrinking supply caused long-term Treasuries' prices to rise and their yields to fall. By June 30, the 30-year Treasury bond's yield had fallen 58 basis points, from 6.48% to 5.90%. The yield of the 10-year Treasury note fell 41 basis points, to 6.03%. Yields on high-quality corporate bonds were flat to slightly higher. But for low-quality corporate OjunkO bonds, prices fell and yields rose as investors worried about increased defaults.

       Corporate bonds in general provided lower total returns than government issues for the half-year. The Lehman Aggregate Bond Index, which represents the overall U.S. taxable bond market, returned 4.0%, consisting of an average price increase of 0.4% and an income return of 3.6%.

       Meanwhile, the U.S. stock market, as measured by the Wilshire 5000 Total Market Index, posted a -0.7% return for the six months. Despite the threat of higher interest rates, growth stocks--mainly those in the technology sector whose prices reflect high expectations for future profitability--continued to boom for most of the first quarter of 2000. Thereafter, tech stocks fell sharply before a bounceback in June. The switch in market sentiment may have been due to worries that the ideal environment of rapid economic growth and low inflation was coming to an end.

PERFORMANCE OVERVIEW

The Vanguard Bond Index Funds benefited from a steadying in the bond market during the first half of 2000. Except for short-term and junk bonds, fixed-income securities enjoyed modest price increases, which augmented the interest income earned during the six months and resulted in solid total returns. The Short-Term Bond Index Fund's six-month return of 3.0% consisted entirely of its interest income. But each of the other funds enjoyed some price appreciation during the half-year: 0.1% for the Intermediate-Term Bond Index Fund, 0.5% for the Total Bond Index Fund, and 2.9% for the Long-Term Bond Index Fund.

       The LONG-TERM BOND INDEX FUND has a longer average duration than the average competing fund, and its price is therefore more sensitive to changes in interest rates. In periods of falling long-term interest rates, such as the past six months, this works to our advantage. Thus, the fund's half-year return of 6.4% was the highest among our four funds and had the largest lead (2.4 percentage points) over the average return for peer funds. The TOTAL BOND MARKET INDEX FUND earned a 3.9% return, which was 0.5 percentage point higher than that of its peers. The 3.0% return of the SHORT-TERM BOND INDEX FUND and the 3.6% return of the INTERMEDIATE-TERM BOND INDEX FUND were 0.2 percentage point higher than the average return from peer funds.

       The returns of the Short-Term and Intermediate-Term Bond Index Funds equaled those of their relevant indexes. The Total and Long-Term Bond Index Funds came in just 0.1 percentage point behind their index targets--a difference reflecting the operating expenses that mutual funds incur. Indexes, of course, exist only on paper and have no real-world expenses. So we salute the funds' manager, Vanguard Fixed Income Group, for tracking the returns of the indexes so closely. The group's task is made easier by the fact that our funds have some of the lowest operating costs in the mutual fund industry.

Operating costs directly reduce the income that bond funds can pass on to their share-holders. Our funds' annualized expense ratio of about 0.20%, or $2 per $1,000 in assets, is a small fraction of the expenses incurred by peers. For our average competitors, expense ratios range from 1.00% (or $10 per $1,000 in assets) for short-term U.S. government funds to 1.20% ($12 per $1,000 in assets) for general government funds. In the world of bond funds, such a sizable cost advantage is critical to providing superior long-term results.

       Despite modest increases in 2000, bond prices at mid-year were still below their levels in mid-1999. The adjacent table shows our funds' total returns, broken down by interest income and price changes, for the 12 months ended June 30. We present the 12-month figures because it's important to consider a full year's interest income when evaluating a bond fund. And, as always, we note that although bond prices can swing dramatically, over the long run it is interest income that accounts for virtually all of a bond fund's total return. At current yields, bonds can provide solid long-term returns, particularly if inflation remains at relatively low levels.

------------------------------------------------------------
                                  COMPONENTS OF TOTAL RETURN
                                     TWELVE MONTHS ENDED
                                         JUNE 30, 2000
------------------------------------------------------------
                                  INCOME   CAPITAL   TOTAL
BOND INDEX FUND                   RETURN    RETURN   RETURN
------------------------------------------------------------
Total Bond Market                  6.6%     -2.0%     4.6%
------------------------------------------------------------
Short-Term Bond                    5.9      -1.3      4.6
------------------------------------------------------------
Intermediate-Term Bond             6.7      -3.2      3.5
------------------------------------------------------------
Long-Term Bond                     6.7      -2.3      4.4
------------------------------------------------------------

INSTITUTIONAL SHARES
------------------------------------------------------------
Total Bond Market                  6.7%     -2.0%     4.7%
------------------------------------------------------------

IN SUMMARY

Paraphrasing Mark Twain, we would observe that reports on the death of diversification are greatly exaggerated. The stock market has provided extraordinary returns in recent years, making some investors wonder whether diversification is an obsolete concept. We believe that the volatility in stocks and the solid returns for bonds during the past half-year help to make the case for balanced portfolios. Bond funds provide counterbalance to a portfolio of stock funds, thus helping to reduce its risk. But bonds also provide steady interest income that compounds over time, helping to build wealth for long-term investors.

       At Vanguard, we haven't altered our advice for navigating the stormy seas of financial markets toward long-term investment objectives. First, create an investment plan with a balance of stock funds, bond funds, and money market funds suited to your time horizon, investment goals, and tolerance for market fluctuations. Once you have such a diversified plan in place, stick with it. Avoid the impulse to alter it based on short-term events--whether those be unsettling turbulence or glittery returns from some particular corner of the market. "Stay the course" is timeless investment wisdom.

/s/ JOHN J. BRENNAN

John J. Brennan
Chairman and Chief Executive Officer



July 24, 2000

IN MEMORY

It is with great sadness that I report the death of John C. Sawhill, an independent trustee of the funds and a member of The Vanguard Group's board of directors since 1991. John, an economist who was president and chief executive officer of The Nature Conservancy, died on May 18 at age 63. He was a senior lecturer at the Harvard Business School and had formerly served as president of New York University and as deputy secretary of the U.S. Department of Energy under President Jimmy Carter. John was a remarkable man who was full of energy, vigor, and life. His experience and wisdom added a great deal to Vanguard, and his death is a blow to everyone who knew and loved him. Though John's work on behalf of our funds was often carried on behind the scenes, he was a dedicated advocate for the best interests of our shareholders. He will be missed.

FUND STATISTICS
-----------------------------------------------------------------------------------------------------------
                                                        NET ASSET VALUE      SIX MONTHS ENDED
                                                           PER SHARE           JUNE 30, 2000        SEC
                                                       ------------------    -----------------    CURRENT
                                 AVERAGE     AVERAGE   DEC. 31,  JUN. 30,     INCOME    CAPITAL  ANNUALIZED
BOND INDEX FUND                 MATURITY     QUALITY     1999      2000      DIVIDENDS   GAINS      YIELD
-----------------------------------------------------------------------------------------------------------
Total Bond Market               9.1 years     Aa1        $9.56   $  9.61      $0.320      --       7.10%
Short-Term Bond                 2.8           Aa1         9.73      9.73       0.292      --       7.01
Intermediate-Term Bond          7.7           Aa2         9.51      9.52       0.324      --       7.29
Long-Term Bond                 22.3           Aa1         9.77     10.05       0.337      --       6.93
-----------------------------------------------------------------------------------------------------------

INSTITUTIONAL SHARES
-----------------------------------------------------------------------------------------------------------
Total Bond Market              9.1 years      Aa1        $9.56     $9.61      $0.325      --       7.22%
-----------------------------------------------------------------------------------------------------------

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED JUNE 30, 2000


       The perpetual tug-of-war in the financial markets ended in a near stalemate during the first half of 2000, despite lots of back-and-forth movement. On average, neither stock nor bond prices ended the period far from where they began it. However, bonds, thanks to their superior income, outpaced stocks in total return.

       Economic signals were conflicting. Growth continued at a rapid pace, and corporate profits rose smartly. On the other hand, stock prices as the year began already reflected high levels of optimism, and the market administered severe punishment to companies that failed to live up to earnings expectations. Also weighing on the market were concerns that the economy's vigor at a time of low unemployment would inevitably push labor costs and other prices higher. Indeed, higher costs for oil and natural gas pushed broad gauges of inflation higher (the Consumer Price Index gained 2.4% for the six months and 3.7% for the twelve months ended June 30). Yet core inflation, which excludes energy and food items, registered a moderate 2.4% gain during the 12 months ended June 30.


       The Federal Reserve Board raised short-term interest rates by 0.25 percentage point in February and again in March, before adding a half-point boost in May. These steps, which followed three quarter- percentage-point increases in 1999, took the Fed's target for short-term rates to 6.5%. Thereafter, signs of a slowing in economic activity cropped up, although it was not certain that the Fed was done trying to throttle down the economic engine.

-------------------------------------------------------------------------
                                                   TOTAL RETURNS
                                            PERIODS ENDED JUNE 30, 2000
                                          -------------------------------
                                          6 MONTHS     1 YEAR    5 YEARS*
-------------------------------------------------------------------------
STOCKS
   S&P 500 Index                            -0.4%       7.2%      23.8%
   Russell 2000 Index                        3.0       14.3       14.3
   Wilshire 5000 Index                      -0.7       10.0       22.6
   MSCI EAFE Index                          -4.0       17.4       11.6
-------------------------------------------------------------------------
BONDS
   Lehman Aggregate Bond Index               4.0%       4.6%       6.3%
   Lehman 10 Year Municipal Bond Index       4.0        4.5        6.0
   Salomon Smith Barney 3-Month
      U.S. Treasury Bill Index               2.8        5.3        5.2
-------------------------------------------------------------------------
OTHER
Consumer Price Index                         2.4%       3.7%       2.5%
-------------------------------------------------------------------------

*Annualized.

U.S. STOCK MARKETS

Stock prices were quite volatile during the half-year, and large day-to-day price fluctuations in market averages were commonplace. There also were two swift shifts in market leadership. The year began with a continuance in the rapid rise for the OTMTO stocks (technology, media, telecommunications) that were the market's darlings during 1999. Through mid-March, the surge in these Onew economyO groups left Oold economyO stocks far behind. For example, the Nasdaq Composite Index, which is dominated by tech-related stocks, gained 15.6% and the Russell 1000 Value Index fell -10.4% during January and February. But in mid-March, value stocks took charge and TMT stocks slumped. The Russell 1000 Value Index returned 12.1% while the Nasdaq plummeted to a -27.4% return in the March-May period. But June brought another flip-flop: The value index declined -4.6%, while the Nasdaq rebounded with a 14.5% return.

       When the half-year was over, most broad market indexes had modest declines. The all-market Wilshire 5000 Index returned -0.7%, the large-capitalization S&P 500 Index slipped -0.4%, and the Nasdaq fell -3.9%. Small- and mid-cap stocks did better: The small-cap Russell 2000 Index gained 3.0% and the Wilshire 4500 Completion Index, comprising virtually all the U.S. stocks outside of the S&P 500, eked out a 0.3% return.

U.S. BOND MARKETS

The Federal Reserve most directly influences interest rates of short-term securities. The Fed pushed up its target federal funds rate (charged on overnight loans between banks) by 1 percentage point to 6.5%. But yields of 3-month U.S. Treasury bills rose only half as far (0.52 percentage point, or 52 basis points to 5.85%). And yields actually declined on long-term Treasury securities, whose prices rose. Big federal budget surpluses are causing a shrinking supply of Treasury bonds. The 10-year Treasury note's yield fell 41 basis points to 6.03% as of June 30, and the yield of the 30-year Treasury declined 58 basis points--from 6.48% to 5.90%--during the half-year.

       The upshot was an unusual "inversion" in the yield curve. Instead of sloping upward--with yields increasing along with the maturity of Treasury securities--the curve descended. The 5.90% yield of 30-year Treasuries on June 30 was 49 basis points below the 6.39% yield on 3-year Treasury notes.

       Corporate bonds did not perform as well as Treasuries for two main reasons: a record level of new offerings and investors' concern that credit quality might be declining. The rise in yields (and fall in prices) was slight for higher-quality corporate bonds but more severe for high-yield "junk" bonds. Investors grew wary of riskier bonds due to an increase in defaults. The Lehman High Yield Bond Index saw a price decline of -5.7% during the first half of 2000, more than offsetting its six-month income of 4.5%. Tax-exempt municipal bonds generally outperformed corporates but did not do as well as Treasury securities. The overall taxable bond market, as measured by the Lehman Aggregate Bond Index, returned 4.0%, as a price gain of 0.4% augmented a 3.6% income return.

INTERNATIONAL STOCK MARKETS

International stock markets were generally unprofitable for U.S. investors due to lack-luster local market performances and a stronger U.S. dollar during the half-year. Although economic growth in most of Europe appeared to be strengthening, stocks were hurt by continued economic weakness in Japan and from expectations of higher interest rates. On the other hand, European stock prices got some support from an increase in corporate takeovers.

       In local currencies, European stocks posted a 1.7% return in the aggregate and stocks from the Pacific region recorded a modest decline of -2.6%. However, the dollar's strength diminished those results for U.S. investors, for whom the Morgan Stanley Capital International (MSCI) Europe Index returned
-3.0% and the MSCI Pacific Free Index returned -5.9%. The MSCI Europe, Australasia, Far East (EAFE) Index of developed foreign markets registered a -4.0% return for U.S. investors.

       The Select Emerging Markets Free Index fell -9.6% in U.S. dollars, having declined -3.5% in local currencies. The index was hit by weakness in South Africa (-15%) and several emerging Asian markets, including Indonesia (-44%), Thailand (-36%), and the Philippines (-36%). The biggest gains among emerging markets were in Israel (+27%) and Venezuela (+19%).

PERFORMANCE SUMMARIES

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.


TOTAL BOND MARKET INDEX FUND
TOTAL INVESTMENT RETURNS: DECEMBER 11, 1986-JUNE 30, 2000
---------------------------------------------------------
                 TOTAL BOND MARKET INDEX FUND     LEHMAN*
FISCAL         CAPITAL      INCOME       TOTAL     TOTAL
YEAR           RETURN       RETURN      RETURN    RETURN
---------------------------------------------------------
1986            -0.6%        0.4%       -0.2%       -0.2%
1987            -7.4         8.5         1.1         2.8
1988            -1.6         9.0         7.4         7.9
1989             4.3         9.3        13.6        14.5
1990            -0.3         8.9         8.6         9.0
1991             6.4         8.8        15.2        16.0
1992            -0.2         7.3         7.1         7.4
1993             3.0         6.7         9.7         9.8
1994            -8.8         6.1        -2.7        -2.9
1995            10.6         7.6        18.2        18.5
1996            -3.0         6.6         3.6         3.6
1997             2.5         6.9         9.4         9.7
1998             2.2         6.4         8.6         8.7
1999            -6.8         6.0        -0.8        -0.8
2000**           0.5         3.4         3.9         4.0
---------------------------------------------------------

 *Lehman Aggregate Bond Index.

**Six months ended June 30, 2000.

See Financial Highlights table on page 48 for dividend and capital gains information for the past five years.


TOTAL BOND MARKET INDEX FUND INSTITUTIONAL SHARES
TOTAL INVESTMENT RETURNS: SEPTEMBER 18, 1995-JUNE 30, 2000
-----------------------------------------------------------
                   TOTAL BOND MARKET INDEX FUND
                      INSTITUTIONAL SHARES         LEHMAN*
FISCAL           CAPITAL      INCOME       TOTAL    TOTAL
YEAR             RETURN       RETURN      RETURN   RETURN
-----------------------------------------------------------
1995               2.7%        1.8%        4.5%      4.4%
1996              -3.0         6.7         3.7       3.6
1997               2.5         7.1         9.6       9.7
1998               2.2         6.5         8.7       8.7
1999              -6.8         6.1        -0.7      -0.8
2000**             0.5         3.5         4.0       4.0
-----------------------------------------------------------

 *Lehman Aggregate Bond Index.

**Six months ended June 30, 2000.

See Financial Highlights table on page 49 for dividend and capital gains information since inception.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 2000
--------------------------------------------------------------------------------------------------------
                                                                                       10 YEARS
                                          INCEPTION                          ---------------------------
                                            DATE      1 YEAR     5 YEARS     CAPITAL    INCOME    TOTAL
--------------------------------------------------------------------------------------------------------
Total Bond Market Index Fund*            12/11/1986    4.62%     6.19%        0.66%     7.03%     7.69%
Total Bond Market Index Fund
  Institutional Shares                   9/18/1995     4.74        --        -0.45**    6.65**    6.20**
--------------------------------------------------------------------------------------------------------

 *Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

**Since Inception.
                                       7

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the funds. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.


SHORT-TERM BOND INDEX FUND
TOTAL INVESTMENT RETURNS: MARCH 1, 1994-JUNE 30, 2000
-------------------------------------------------------
                  SHORT-TERM BOND INDEX FUND    LEHMAN*
FISCAL           CAPITAL   INCOME      TOTAL     TOTAL
YEAR             RETURN    RETURN     RETURN    RETURN
-------------------------------------------------------
1994              -5.0%     4.6%      -0.4%      -0.2%
1995               6.0      6.9       12.9       12.9
1996              -1.5      6.0        4.5        4.7
1997               0.8      6.2        7.0        7.1
1998               1.7      5.9        7.6        7.6
1999              -3.3      5.4        2.1        2.1
2000**             0.0      3.0        3.0        3.0
-------------------------------------------------------

 *Lehman 1-5 Year Government/Credit Index.

**Six months ended June 30, 2000.

See Financial Highlights table on page 49 for dividend and capital gains information for the past five years.

INTERMEDIATE-TERM BOND INDEX FUND
TOTAL INVESTMENT RETURNS: MARCH 1, 1994-JUNE 30, 2000
------------------------------------------------------
          INTERMEDIATE-TERM BOND INDEX FUND    LEHMAN*
FISCAL       CAPITAL   INCOME      TOTAL        TOTAL
YEAR         RETURN    RETURN     RETURN       RETURN
------------------------------------------------------
1994          -8.2%     5.3%      -2.9%         -2.9%
1995          13.3      7.8       21.1          21.4
1996          -3.9      6.5        2.6           2.7
1997           2.4      7.0        9.4           9.4
1998           3.5      6.6       10.1          10.1
1999          -9.0      6.0       -3.0          -2.9
2000**         0.1      3.5        3.6           3.6
------------------------------------------------------

  *Lehman 5-10 Year Government/Credit Index.

**Six months ended June 30, 2000.

See Financial Highlights table on page 50 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 2000
-------------------------------------------------------------------------------------------------------
                                                                                  SINCE INCEPTION
                                          INCEPTION                         ---------------------------
                                            DATE      1 YEAR     5 YEARS     CAPITAL    INCOME    TOTAL
-------------------------------------------------------------------------------------------------------
Short-Term Bond Index Fund*              3/1/1994      4.59%     5.77%       -0.27%      6.02%    5.75%
Intermediate-Term Bond Index Fund*       3/1/1994      3.48      5.82        -0.57       6.72     6.15
-------------------------------------------------------------------------------------------------------

*Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

LONG-TERM BOND INDEX FUND
TOTAL INVESTMENT RETURNS: MARCH 1, 1994-JUNE 30, 2000
--------------------------------------------------
            LONG-TERM BOND INDEX FUND      LEHMAN*
FISCAL     CAPITAL   INCOME      TOTAL      TOTAL
YEAR       RETURN    RETURN     RETURN     RETURN
--------------------------------------------------
1994       -10.4%     5.9%      -4.5%       -4.6%
1995        21.0      8.7       29.7        30.0
1996        -6.8      6.5       -0.3         0.1
1997         6.9      7.4       14.3        14.5
1998         5.5      6.5       12.0        11.8
1999       -13.5      5.6       -7.9        -7.7
2000**       2.9      3.5        6.4         6.5
--------------------------------------------------


 *Lehman Long Government/Credit Index.

**Six months ended June 30, 2000.

See Financial Highlights table on page 50 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 2000
--------------------------------------------------------------------------------------------------------
                                                                                  SINCE INCEPTION
                                          INCEPTION                         ----------------------------
                                            DATE      1 YEAR     5 YEARS     CAPITAL    INCOME    TOTAL
--------------------------------------------------------------------------------------------------------
Long-Term Bond Index Fund*                3/1/1994     4.43%     6.71%        0.22%     6.94%      7.16%
--------------------------------------------------------------------------------------------------------

*Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

FUND PROFILE
TOTAL BOND MARKET INDEX FUND

This Profile provides a snapshot of the fund's characteristics as of June 30, 2000, compared where appropriate to its unmanaged target index. Key elements of this Profile are defined on page 11.

FINANCIAL ATTRIBUTES
-------------------------------------------------------
                               TOTAL BOND        LEHMAN
                             MARKET INDEX        INDEX*
-------------------------------------------------------
Number of Issues                      755         5,632
Yield                                7.1%          7.0%
Yield--Institutional Shares          7.2%          7.0%
Yield to Maturity                    7.3%          7.3%
Average Coupon                       7.3%          6.9%
Average Maturity                9.1 years     8.8 years
Average Quality                       Aa1           Aaa
Average Duration                4.9 years     4.9 years
Expense Ratio                     0.22%**            --
Expense Ratio--
   Institutional Shares           0.10%**            --
Cash Investments                     1.3%            --

 *Lehman Aggregate Bond Index.
**Annualized.

INVESTMENT FOCUS
-------------------------------------------------------
AVERAGE MATURITY                        Medium
CREDIT QUALITY                          Treasury/Agency

VOLATILITY MEASURES
--------------------------------------------------
                          TOTAL BOND        LEHMAN
                        MARKET INDEX        INDEX*
--------------------------------------------------
R-Squared                       0.99          1.00
Beta                            1.01          1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY CREDIT QUALITY
(% OF PORTFOLIO)
-------------------------------------------------
Treasury/Agency*                            59.5%
Aaa                                          5.5
Aa                                           6.1
A                                           13.8
Baa                                         14.5
Ba                                           0.2
B                                            0.0
Not Rated                                    0.0
-------------------------------------------------
Total                                      100.0%

*Includes Government Mortgage-Backed.

DISTRIBUTION BY MATURITY
(% OF PORTFOLIO)
-------------------------------------------------
Under 1 Year                                 1.7%
1-5 Years                                   32.8
5-10 Years                                  47.0
10-20 Years                                  6.0
20-30 Years                                 11.7
Over 30 Years                                0.8
-------------------------------------------------
Total                                      100.0%

DISTRIBUTION BY ISSUER
(% OF PORTFOLIO)
-------------------------------------------------
Asset-Backed                                 4.3%
Commercial Mortgage-Backed                   0.0
Finance                                     13.7
Foreign                                      5.7
Government Mortgage-Backed                  34.8
Industrial                                  12.4
Treasury/Agency                             25.1
Utilities                                    4.0
-------------------------------------------------
Total                                      100.0%

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most credit-worthy issuers of money market securities. U.S. Treasury securities are considered to have the highest credit quality.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a fund's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY ISSUER. A breakdown of a fund's holdings by type of issuer or type of instrument.

DISTRIBUTION BY MATURITY. An indicator of interest rate risk. In general, the higher the concentration of longer-maturity issues, the more a fund's share price will fluctuate in response to changes in interest rates.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: average maturity (short, medium, or long) and average credit quality (Treasury/agency, investment-grade corporate, or below investment-grade).

NUMBER OF ISSUES. An indicator of diversification. The more separate issues a fund holds, the less susceptible it is to a price decline stemming from the problems of a particular issue.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.

FUND PROFILE
SHORT-TERM BOND INDEX FUND


This Profile provides a snapshot of the fund's characteristics as of June 30, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 11.

FINANCIAL ATTRIBUTES
--------------------------------------------------
                          SHORT-TERM        LEHMAN
                          BOND INDEX        INDEX*
--------------------------------------------------
Number of Issues                 267         5,632
Yield                           7.0%          7.0%
Yield to Maturity               7.1%          7.3%
Average Coupon                  7.9%          6.9%
Average Maturity           2.8 years     8.8 years
Average Quality                  Aa1           Aaa
Average Duration           2.4 years     4.9 years
Expense Ratio                0.21%**            --
Cash Investments                1.9%            --

 *Lehman Aggregate Bond Index.

**Annualized.

INVESTMENT FOCUS
--------------------------------------------------
AVERAGE MATURITY                  Short
CREDIT QUALITY                    Treasury/Agency

VOLATILITY MEASURES
--------------------------------------------------
                          SHORT-TERM        LEHMAN
                          BOND INDEX        INDEX*
--------------------------------------------------
R-Squared                       0.89          1.00
Beta                            0.53          1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY CREDIT QUALITY
(% OF PORTFOLIO)
-------------------------------------------------
Treasury/Agency                             56.5%
Aaa                                          4.2
Aa                                           8.8
A                                           14.6
Baa                                         15.9
Ba                                           0.0
B                                            0.0
Not Rated                                    0.0
-------------------------------------------------
Total                                      100.0%

DISTRIBUTION BY MATURITY
(% OF PORTFOLIO)
-------------------------------------------------
Under 1 Year                                 2.3%
1-3 Years                                   50.7
3-5 Years                                   42.8
Over 5 Years                                 4.2
-------------------------------------------------
Total                                      100.0%

DISTRIBUTION BY ISSUER
(% OF PORTFOLIO)
-------------------------------------------------
Asset-Backed                                 3.7%
Commercial Mortgage-Backed                   0.0
Finance                                     15.9
Foreign                                      6.7
Government Mortgage-Backed                   0.0
Industrial                                  11.9
Treasury/Agency                             56.5
Utilities                                    5.3
-------------------------------------------------
Total                                      100.0%

FUND PROFILE
INTERMEDIATE-TERM BOND INDEX FUND


This Profile provides a snapshot of the fund's characteristics as of June 30, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 11.

FINANCIAL ATTRIBUTES
--------------------------------------------------------
                         INTERMEDIATE-TERM        LEHMAN
                                BOND INDEX        INDEX*
--------------------------------------------------------
Number of Issues                       208         5,632
Yield                                 7.3%          7.0%
Yield to Maturity                     7.3%          7.3%
Average Coupon                        7.8%          6.9%
Average Maturity                 7.7 years     8.8 years
Average Quality                        Aa2           Aaa
Average Duration                 5.5 years     4.9 years
Expense Ratio                      0.21%**            --
Cash Investments                      1.6%            --

 *Lehman Aggregate Bond Index.

**Annualized.

INVESTMENT FOCUS
--------------------------------------------------------
AVERAGE MATURITY                         Medium
CREDIT QUALITY                           Treasury/Agency

VOLATILITY MEASURES
--------------------------------------------------------
                         INTERMEDIATE-TERM        LEHMAN
                                BOND INDEX        INDEX*
--------------------------------------------------------
R-Squared                             0.96          1.00
Beta                                  1.34          1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY CREDIT QUALITY
(% OF PORTFOLIO)
--------------------------------------------------------
Treasury/Agency                                    46.9%
Aaa                                                 3.3
Aa                                                  7.0
A                                                  22.6
Baa                                                19.9
Ba                                                  0.3
B                                                   0.0
Not Rated                                           0.0
--------------------------------------------------------
Total                                             100.0%

DISTRIBUTION BY MATURITY
(% OF PORTFOLIO)
--------------------------------------------------------
Under 1 Year                                        0.0%
1-5 Years                                           3.6
5-10 Years                                         94.0
10-20 Years                                         2.1
20-30 Years                                         0.2
Over 30 Years                                       0.1
--------------------------------------------------------
Total                                             100.0%

DISTRIBUTION BY ISSUER
(% OF PORTFOLIO)
--------------------------------------------------------
Asset-Backed                                        1.9%
Commercial Mortgage-Backed                          0.0
Finance                                            16.7
Foreign                                             8.7
Government Mortgage-Backed                          0.0
Industrial                                         19.9
Treasury/Agency                                    46.9
Utilities                                           5.9
--------------------------------------------------------
Total                                             100.0%

FUND PROFILE
LONG-TERM BOND INDEX FUND

This Profile provides a snapshot of the fund's characteristics as of June 30, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 11.

FINANCIAL ATTRIBUTES
--------------------------------------------------------
                                LONG-TERM        LEHMAN
                               BOND INDEX        INDEX*
--------------------------------------------------------
Number of Issues                      198         5,632
Yield                                6.9%          7.0%
Yield to Maturity                    7.0%          7.3%
Average Coupon                       8.2%          6.9%
Average Maturity               22.3 years     8.8 years
Average Quality                       Aa1           Aaa
Average Duration               10.0 years     4.9 years
Expense Ratio                     0.21%**            --
Cash Investments                     1.9%            --

 *Lehman Aggregate Bond Index.

**Annualized.

INVESTMENT FOCUS
--------------------------------------------------------
AVERAGE MATURITY                         Long
CREDIT QUALITY                           Treasury/Agency

VOLATILITY MEASURES
--------------------------------------------------------
                                 LONG-TERM        LEHMAN
                                BOND INDEX        INDEX*
--------------------------------------------------------
R-Squared                             0.89          1.00
Beta                                  2.00          1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY CREDIT QUALITY
(% OF PORTFOLIO)
--------------------------------------------------------
Treasury/Agency                                    64.2%
Aaa                                                 0.5
Aa                                                  5.1
A                                                  13.9
Baa                                                16.3
Ba                                                  0.0
B                                                   0.0
Not Rated                                           0.0
--------------------------------------------------------
Total                                             100.0%

DISTRIBUTION BY MATURITY
(% of portfolio)
--------------------------------------------------------
Under 1 Year                                        0.0%
1-5 Years                                           0.6
5-10 Years                                          8.5
10-20 Years                                        24.4
20-30 Years                                        62.4
Over 30 Years                                       4.1
--------------------------------------------------------
Total                                             100.0%

DISTRIBUTION BY ISSUER
(% OF PORTFOLIO)
--------------------------------------------------------
Asset-Backed                                        0.2%
Commercial Mortgage-Backed                          0.0
Finance                                             5.5
Foreign                                             7.4
Government Mortgage-Backed                          0.0
Industrial                                         18.1
Treasury/Agency                                    64.2
Utilities                                           4.6
--------------------------------------------------------
Total                                             100.0%

FINANCIAL STATEMENTS
JUNE 30, 2000 (unaudited)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by bond type (U.S. government and agency issues, corporate bonds, foreign bonds, etc.); corporate bonds are further classified by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

       At the end of the Statement of Net Assets of each fund, you will find a table displaying the composition of the fund's net assets. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

----------------------------------------------------------------------------------------------------------
                                                                                           FACE     MARKET
                                                                      MATURITY           AMOUNT     VALUE*
TOTAL BOND MARKET INDEX FUND                    COUPON                    DATE            (000)      (000)
----------------------------------------------------------------------------------------------------------
U.S GOVERNMENT AND AGENCY OBLIGATIONS (59.2%)
----------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (20.0%)
U.S. Treasury Bond                              6.625%               2/15/2027        $  48,950 $   51,890
U.S. Treasury Bond                               6.75%               8/15/2026          190,575    204,759
U.S. Treasury Bond                              7.125%               2/15/2023           12,615     13,997
U.S. Treasury Bond                               7.50%              11/15/2024           36,525     42,469
U.S. Treasury Bond                              7.625%              11/15/2022          194,875    227,569
U.S. Treasury Bond                              7.875%               2/15/2021            8,210      9,752
U.S. Treasury Bond                               8.00%              11/15/2021           77,400     93,385
U.S. Treasury Bond                              8.125%     8/15/2019-8/15/2021          366,460    444,536
U.S. Treasury Bond                               8.50%               2/15/2020           13,545     16,951
U.S. Treasury Bond                               8.75%     5/15/2017-8/15/2020          157,540    201,219
U.S. Treasury Bond                              8.875%     8/15/2017-2/15/2019           41,885     53,392
U.S. Treasury Bond                              9.125%               5/15/2018            1,815      2,369
U.S. Treasury Bond                               9.25%               2/15/2016              485        628
U.S. Treasury Bond                              9.375%               2/15/2006           47,050     53,846
U.S. Treasury Bond                              9.875%              11/15/2015            4,390      5,942
U.S. Treasury Bond                              10.00%               5/15/2010           29,275     33,508
U.S. Treasury Bond                             10.375%   11/15/2009-11/15/2012          566,620    671,367
U.S. Treasury Bond                             10.625%               8/15/2015           26,175     37,203
U.S. Treasury Bond                              10.75%     5/15/2003-8/15/2005           45,060     50,472
U.S. Treasury Bond                              11.75%              11/15/2014              900      1,240
U.S. Treasury Bond                             11.875%              11/15/2003            8,675     10,095
U.S. Treasury Bond                              12.00%               8/15/2013              350        472
U.S. Treasury Bond                              12.75%              11/15/2010           74,380     95,176
U.S. Treasury Bond                              13.25%               5/15/2014           24,800     36,163
U.S. Treasury Bond                              14.00%              11/15/2011            3,420      4,751
U.S. Treasury Note                               5.75%     4/30/2003-8/15/2003           75,150     73,954
U.S. Treasury Note                              5.875%    2/15/2004-11/15/2005            2,000      1,970
U.S. Treasury Note                               6.25%              10/31/2001            2,000      1,994
U.S. Treasury Note                              6.375%               9/30/2001              600        599
U.S. Treasury Note                               6.50%              10/15/2006              300        304
U.S. Treasury Note                              6.625%     4/30/2002-5/15/2007          158,250    158,805

--------------------------------------------------------------------------------------------------------
                                                                                         FACE     MARKET
                                                                    MATURITY           AMOUNT     VALUE*
TOTAL BOND MARKET INDEX FUND                    COUPON                  DATE            (000)      (000)
--------------------------------------------------------------------------------------------------------
U.S. Treasury Note                               7.25%             5/15/2004        $  28,500 $   29,395
U.S. Treasury Note                               7.50%            11/15/2001           44,000     44,574
U.S. Treasury Note                               7.50%             5/15/2002           51,500     52,459
U.S. Treasury Note                              7.875%             8/15/2001            1,500      1,522
                                                                                              ----------
                                                                                               2,728,727
                                                                                              ----------
AGENCY BONDS & NOTES (4.7%)
Federal Farm Credit Bank                         4.80%             11/6/2003           34,120     31,935
Federal Farm Credit Bank                         5.75%              9/1/2005              700        659
Federal Home Loan Bank                          5.575%              9/2/2003           64,000     61,482
Federal Home Loan Bank                          5.675%             8/18/2003           51,450     49,591
Federal Home Loan Bank                           5.79%             4/27/2009              900        818
Federal Home Loan Bank                          5.865%              9/2/2008           55,420     51,109
Federal Home Loan Bank                           5.88%            11/25/2008           15,300     14,037
Federal Home Loan Bank                           6.50%             8/15/2007           41,260     39,643
Federal Home Loan Bank                           7.78%            10/19/2001              500        504
Federal Home Loan Mortgage Corp.                 5.63%             1/10/2003              625        605
Federal Home Loan Mortgage Corp.                 6.45%             4/29/2009           23,000     21,324
Federal Home Loan Mortgage Corp.                 7.09%              6/1/2005            4,400      4,345
Federal National Mortgage Assn.                  5.25%             1/15/2003              750        720
Federal National Mortgage Assn.                  5.64%            12/10/2008           25,000     22,619
Federal National Mortgage Assn.                  5.75%   4/15/2003-2/15/2008           34,270     33,042
Federal National Mortgage Assn.                  5.90%              7/9/2003           41,345     40,136
Federal National Mortgage Assn.                  5.91%             8/25/2003           18,450     17,917
Federal National Mortgage Assn.                  5.96%             4/23/2003            7,900      7,693
Federal National Mortgage Assn.                  5.97%              7/3/2003           26,390     25,667
Federal National Mortgage Assn.                  6.09%             2/20/2009           51,730     47,676
Federal National Mortgage Assn.                  6.18%             2/19/2009           11,000     10,203
Federal National Mortgage Assn.                 6.375%             6/15/2009            1,700      1,613
Federal National Mortgage Assn.                  6.40%             5/14/2009           67,300     62,370
Federal National Mortgage Assn.                  6.50%             4/29/2009            1,000        930
Federal National Mortgage Assn.                  6.56%             4/23/2008           55,000     52,342
Federal National Mortgage Assn.                  6.59%             5/16/2002            1,500      1,489
Federal National Mortgage Assn.                  7.50%             2/11/2002            2,500      2,518
Federal National Mortgage Assn.                  7.55%             4/22/2002            3,000      3,027
Federal National Mortgage Assn.                  8.25%            12/18/2000              100        101
Government Trust Certificate                    9.625%             5/15/2002              103        105
Private Export Funding Corp.                     8.40%             7/31/2001              225        228
Resolution Funding Corp.                        8.125%            10/15/2019              550        633
Resolution Funding Corp.                        8.625%             1/15/2030              110        140
Resolution Funding Corp.                        8.875%             7/15/2020              280        346
Small Business Administration Variable Rate
  Interest Only Custodial Receipts              2.719%             7/15/2017            6,704        269
Tennessee Valley Auth.                          5.375%            11/13/2008           32,400     28,774
Tennessee Valley Auth.                          6.235%             7/15/2045              800        796
                                                                                              ----------
                                                                                                 637,406
                                                                                              ----------
MORTGAGE-BACKED SECURITIES (34.5%)
Federal Home Loan Mortgage Corp.                 5.50%     9/1/2000-2/1/2028 (1)       48,045     44,587
Federal Home Loan Mortgage Corp.                 6.00%    7/1/2000-12/1/2029 (1)      525,291    489,633
Federal Home Loan Mortgage Corp.                 6.50%     8/1/2000-8/1/2029 (1)      915,541    869,157
Federal Home Loan Mortgage Corp.                 7.00%     8/1/2001-2/1/2030 (1)      530,222    514,913
Federal Home Loan Mortgage Corp.                 7.50%     8/1/2003-8/1/2029 (1)      229,958    228,130
Federal Home Loan Mortgage Corp.                 8.00%    5/1/2002-11/1/2029 (1)      110,002    110,941
Federal Home Loan Mortgage Corp.                 8.50%     9/1/2001-5/1/2030 (1)       27,048     27,663
Federal Home Loan Mortgage Corp.                 9.00%     8/1/2001-5/1/2030 (1)       16,492     17,040
Federal Home Loan Mortgage Corp.                 9.50%     4/1/2016-6/1/2025 (1)        3,948      4,106
Federal Home Loan Mortgage Corp.                10.00%     7/1/2000-4/1/2025 (1)          787        835
Federal Home Loan Mortgage Corp.                10.50%    9/1/2000-12/1/2015 (1)           88         95
Federal Home Loan Mortgage Corp.                11.25%              8/1/2014 (1)            9         10
Federal Housing Administration Project           7.43%             10/1/2020 (1)          456        458
Federal National Mortgage Assn.                  5.50%     1/1/2001-2/1/2029 (1)        4,692      4,228
Federal National Mortgage Assn.                  6.00%    10/1/2000-9/1/2029 (1)      228,715    211,832
Federal National Mortgage Assn.                  6.50%    11/1/2000-5/1/2030 (1)      331,700    314,705
Federal National Mortgage Assn.                  7.00%     9/1/2001-4/1/2030 (1)      320,299    310,442

--------------------------------------------------------------------------------------------------------
                                                                                         FACE     MARKET
                                                                    MATURITY           AMOUNT     VALUE*
                                                COUPON                  DATE            (000)      (000)
--------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.                  7.50%     7/1/2001-5/1/2030 (1)    $ 248,391 $  245,197
Federal National Mortgage Assn.                  7.75%             10/1/2002 (1)            1          1
Federal National Mortgage Assn.                  8.00%     5/1/2002-6/1/2030 (1)       80,634     81,116
Federal National Mortgage Assn.                  8.50%     4/1/2006-6/1/2030 (1)       28,334     28,930
Federal National Mortgage Assn.                  9.00%     9/1/2003-1/1/2027 (1)        4,839      5,016
Federal National Mortgage Assn.                  9.50%   10/1/2001-11/1/2025 (1)        8,256      8,575
Federal National Mortgage Assn.                 10.00%     8/1/2005-6/1/2022 (1)        1,031      1,080
Federal National Mortgage Assn.                 10.50%    11/1/2000-8/1/2020 (1)          312        340
Government National Mortgage Assn.               5.50%  12/15/2028-1/15/2029 (1)        3,157      2,799
Government National Mortgage Assn.               6.00%    3/1/2009-7/15/2029 (1)       99,293     91,928
Government National Mortgage Assn.               6.50%  10/15/2007-8/15/2029 (1)      291,904    277,662
Government National Mortgage Assn.               7.00% 11/15/2007-10/15/2029 (1)      324,000    315,747
Government National Mortgage Assn.               7.50%   2/15/2007-4/15/2030 (1)      228,903    227,723
Government National Mortgage Assn.               8.00%  11/15/2001-6/15/2030 (1)      156,668    158,663
Government National Mortgage Assn.               8.50%   5/15/2010-6/15/2030 (1)       38,344     39,357
Government National Mortgage Assn.               9.00%   8/15/2001-6/15/2030 (1)       40,170     41,595
Government National Mortgage Assn.               9.50%    1/1/2004-9/15/2025 (1)        8,361      8,742
Government National Mortgage Assn.              10.00%   9/15/2003-8/15/2025 (1)        2,084      2,217
Government National Mortgage Assn.              10.50%  11/15/2010-1/15/2021 (1)        1,307      1,454
Government National Mortgage Assn.              11.50%  3/15/2010-11/15/2017 (1)          230        258
Resolution Trust Corp. Collateralized
  Mortgage Obligations                          10.35%             8/25/2021 (1)          444        443
                                                                                              ----------
                                                                                               4,687,618
                                                                                              ----------
--------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (COST $8,199,721)                                                                            8,053,751
--------------------------------------------------------------------------------------------------------
CORPORATE BONDS (33.9%)
--------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (4.2%)
ARG Funding Corp.                                   5.88%           3/5/2002 (1)       37,900     37,223
Advanta Mortgage Loan Trust                         6.21%         11/25/2016 (1)       32,000     31,445
American Express Credit Card Master Trust           6.40%          9/15/2002 (1)       17,000     16,786
American Express Credit Card Master Trust           6.80%         12/15/2003 (1)       25,854     25,864
American Express Credit Card Master Trust           7.60%          9/15/2001 (1)        2,000      2,015
CIT RV Trust                                        5.78%          7/15/2008 (1)       17,650     17,526
CIT RV Trust                                        5.96%          4/15/2011 (1)       15,525     15,306
California Infrastructure & Econ. Dev. Bank
  Special Purpose Trust PG&E                        6.42%          3/25/2005 (1)       11,325     10,974
Citibank Credit Card Master Trust                  5.875%          3/10/2011 (1)       11,600     10,340
Citicorp Lease Pass-Through Trust                   7.22%          6/15/2005 (1)        6,048      5,933
Citicorp Lease Pass-Through Trust                   8.04%         12/15/2019 (1)       18,250     18,163
ComEd Transitional Funding Trust                    5.63%          6/25/2006 (1)          510        469
Discover Card Master Trust                          5.65%         11/15/2004 (1)       43,000     41,878
Discover Card Master Trust I                        5.75%          4/16/2001 (1)       13,500     13,416
First Bank Corp. Card Master Trust                  6.40%          2/15/2002 (1)        5,030      4,973
First USA Credit Card Master Trust                  6.42%          7/17/2002 (1)        9,450      9,329
Ford Credit Auto Owner Trust                        5.90%          6/15/2002 (1)       74,000     73,455
Honda Auto Lease Trust                              6.45%           2/6/2001 (1)       23,000     22,844
Honda Auto Lease Trust                              6.65%          7/15/2005 (1)       23,000     22,740
Mach One CDO                                        6.70%          3/15/2030 (1)        5,100      4,733
MBNA Master Credit Card Trust                       6.60%          6/15/2002 (1)       15,065     14,946
MMCA Automobile Trust                               6.80%          8/15/2003 (1)       29,900     29,750
PECO Energy Transition Trust                        5.63%          6/29/2002 (1)       59,900     58,245
PECO Energy Transition Trust                        6.05%           7/4/2006 (1)       14,675     13,601
PP&L Transition Bond Co. LLC                        7.15%          6/25/2009 (1)          850        837
Providian Master Trust                              6.60%          9/15/2002 (1)       20,000     19,790
Sears Credit Account Master Trust                   6.05%          2/15/2004 (1)       19,500     19,026
Sears Credit Account Master Trust                   6.35%          2/15/2007 (1)       30,000     29,609
Sears Credit Account Master Trust                   7.00%          1/15/2004 (1)          250        250
Standard Credit Card Master Trust                   6.55%          10/7/2005 (1)        2,850      2,780
Standard Credit Card Master Trust                   8.25%          11/7/2003 (1)        1,020      1,036
                                                                                              ----------
                                                                                                 575,282
                                                                                              ----------

--------------------------------------------------------------------------------------------------------
                                                                                         FACE     MARKET
                                                                    MATURITY           AMOUNT     VALUE*
TOTAL BOND MARKET INDEX FUND                    COUPON                  DATE            (000)      (000)
--------------------------------------------------------------------------------------------------------
FINANCE (13.5%)
Allstate Corp.                                      7.20%          12/1/2009         $ 10,700  $  10,163
American General Capital II                         8.50%           7/1/2030           12,400     12,415
American General Finance Corp.                      6.20%          3/15/2003            3,100      2,991
American General Finance Corp.                     6.375%           3/1/2003              900        872
American General Finance Corp.                      7.45%           7/1/2002            1,575      1,572
Associates Corp.                                    5.75%         10/15/2003              700        661
Associates Corp.                                    6.00%          12/1/2002              200        193
Associates Corp.                                    6.20%          5/16/2005            1,000        935
Associates Corp.                                    6.44%          1/15/2004            1,625      1,566
Associates Corp.                                    6.50%          8/15/2002            3,000      2,941
Associates Corp.                                    6.50%         10/15/2002           11,975     11,723
Associates Corp.                                   6.625%          5/15/2001            3,300      3,282
Associates Corp.                                    7.50%          4/15/2002            5,800      5,795
Associates Corp.                                   7.875%          9/30/2001            1,105      1,112
Avalon Properties Inc.                             6.875%         12/15/2007            9,550      8,932
Banc One Corp.                                      6.25%          10/1/2001           21,500     21,224
Bank America Corp.                                 6.625%          6/15/2004            5,350      5,184
Bank America Corp.                                  7.20%          9/15/2002              400        399
Bank America Corp.                                  7.50%         10/15/2002            6,150      6,165
Bank America Corp.                                 7.625%          6/15/2004            1,630      1,634
Bank America Corp.                                  7.75%          7/15/2002            3,000      3,021
Bank America Corp.                                 7.875%          12/1/2002            2,000      2,022
Bank America Corp.                                  8.07%         12/31/2026            8,000      7,158
Bank America Corp.                                 8.375%          3/15/2002            2,500      2,537
Bank America Corp.                                  8.50%          1/15/2007            5,000      5,164
Bank America Corp.                                 9.375%          9/15/2009            8,500      9,268
Bank America Corp.                                 10.00%           2/1/2003            4,900      5,167
Bank of New York                                    7.30%          12/1/2009            2,000      1,928
Bank of New York                                   7.875%         11/15/2002            1,500      1,509
Bank of New York Capital I                          7.97%         12/31/2026            3,225      2,912
BankBoston NA                                      6.375%          3/25/2008            4,950      4,493
Bear, Stearns & Co., Inc.                          6.625%          1/15/2004            3,500      3,359
Bear, Stearns & Co., Inc.                           6.75%         12/15/2007            3,635      3,369
Bear, Stearns & Co., Inc.                          7.625%          12/7/2009            4,000      3,831
Beneficial Corp.                                    6.35%          12/3/2001            1,500      1,473
BT Capital Trust B                                  7.90%          1/15/2027            1,100        947
Camden Property Trust                               7.00%         11/15/2006            6,250      5,772
Case Credit Corp.                                   6.15%           3/1/2002           64,000     61,774
Centerpoint Properties                              7.90%          1/15/2003           13,000     12,910
Chase Capital I                                     7.67%          12/1/2026           11,100      9,690
The Chase Manhattan Corp.                           5.75%          4/15/2004            5,975      5,637
The Chase Manhattan Corp.                           6.00%          11/1/2005           11,625     10,820
The Chase Manhattan Corp.                          6.375%           4/1/2008            5,940      5,442
The Chase Manhattan Corp.                           6.50%           8/1/2005            3,625      3,458
The Chase Manhattan Corp.                          7.125%           2/1/2007            1,650      1,591
The Chase Manhattan Corp.                          8.125%          6/15/2002            1,410      1,428
The Chase Manhattan Corp.                           8.50%          2/15/2002           10,000     10,161
Chemical Banking Corp.                              7.25%          9/15/2002            2,565      2,557
CIGNA Corp.                                        7.875%          5/15/2027           13,875     12,431
CIGNA Corp.                                         8.30%          1/15/2033              835        788
CIT Group Holdings, Inc.                           7.125%         10/15/2004           30,000     29,187
CIT Group Holdings, Inc.                           7.375%          3/15/2003           13,700     13,519
Citicorp                                            7.00%           7/1/2007              400        387
Citicorp                                           7.125%          3/15/2004            2,000      1,974
Citicorp                                           7.125%           6/1/2003              135        134
Citicorp                                           8.625%          12/1/2002            4,500      4,616
Citicorp                                            9.50%           2/1/2002            1,000      1,029
Citigroup Inc.                                      6.20%          3/15/2009              140        128
CNA Financial Corp.                                 6.50%          4/15/2005           25,175     22,670
Comdisco Inc.                                       6.00%          1/30/2002            4,000      3,836
Comdisco Inc.                                       7.25%          9/20/2001           25,500     25,059
Comerica, Inc.                                     7.125%          12/1/2013            5,000      4,542

--------------------------------------------------------------------------------------------------------
                                                                                         FACE     MARKET
                                                                    MATURITY           AMOUNT     VALUE*
                                                COUPON                  DATE            (000)      (000)
--------------------------------------------------------------------------------------------------------
Commercial Credit Corp.                             5.90%           9/1/2003         $    550  $     527
Commercial Credit Corp.                            6.625%         11/15/2006            2,000      1,899
Commercial Credit Corp.                            6.625%           6/1/2015              850        833
Conseco Inc.                                        9.00%         10/15/2006           26,625     17,911
CoreStates Capital Corp.                           6.625%          3/15/2005            6,900      6,544
CoreStates Capital Corp.                           9.375%          4/15/2003            1,750      1,812
Countrywide Funding Corp.                           6.28%          1/15/2003            2,500      2,404
Countrywide Funding Corp.                           8.25%          7/15/2002            9,872      9,914
Countrywide Home Loan                               6.45%          2/27/2003            1,000        964
Countrywide Home Loan                               7.26%          5/10/2004            2,000      1,945
Dean Witter, Discover & Co.                         6.75%         10/15/2013              800        717
Dean Witter, Discover & Co.                        6.875%           3/1/2003            2,300      2,270
Donaldson, Lufkin & Jenrette, Inc.                  6.00%          12/1/2001           25,250     24,636
Donaldson, Lufkin & Jenrette, Inc.                 6.875%          11/1/2005            2,095      1,994
Donaldson, Lufkin & Jenrette, Inc.                  8.00%           3/1/2005            5,000      5,013
Equitable Companies Inc.                            7.00%           4/1/2028            4,310      3,768
Equity Residential Properties                       6.55%         11/15/2001           16,750     16,421
ERAC USA Finance Co.                                7.95%         12/15/2009           14,200     13,764
Fidelity Investments                                7.49%          6/15/2019            1,000        930
Fifth Third Bancorp                                 6.75%          7/15/2005            5,000      4,838
Finova Capital Corp.                               5.875%         10/15/2001           22,500     20,250
Finova Capital Corp.                                7.25%          11/8/2004           29,250     25,594
First Bank NA                                       7.55%          6/15/2004           10,000      9,970
First Bank System                                  7.625%           5/1/2005            5,000      4,971
First Chicago Corp.                                6.375%          1/30/2009            5,000      4,484
First Chicago Corp.                                6.875%          6/15/2003            5,000      4,887
First Chicago Corp.                                7.625%          1/15/2003            2,400      2,391
First Chicago Corp.                                 8.25%          6/15/2002            5,000      5,058
First Chicago Corp.                                 9.25%         11/15/2001            1,225      1,255
First Chicago Corp.                                10.25%           5/1/2001            2,750      2,813
First Union Corp.                                  6.625%          7/15/2005              390        368
First Union Corp.                                   8.00%         11/15/2002              100        101
First Union Corp.                                  8.125%          6/24/2002            2,900      2,922
Fleet Capital Trust II                              7.92%         12/11/2026            3,790      3,335
Fleet Financial Group, Inc.                        6.875%           3/1/2003            1,100      1,080
Fleet Financial Group, Inc.                        7.125%          4/15/2006            5,700      5,491
Fleet/Norstar Group                                8.125%           7/1/2004            4,600      4,658
Ford Motor Credit Co.                              5.125%         10/15/2001           64,650     63,009
Ford Motor Credit Co.                               5.80%          1/12/2009           15,000     13,093
Ford Motor Credit Co.                              6.125%           1/9/2006              900        836
Ford Motor Credit Co.                              6.375%           2/1/2029           16,750     13,711
Ford Motor Credit Co.                               7.00%          9/25/2001            5,000      4,984
Ford Motor Credit Co.                              7.375%         10/28/2009           12,700     12,283
Ford Motor Credit Co.                               7.50%          1/15/2003            1,000        997
Ford Motor Credit Co.                               7.75%         11/15/2002            1,650      1,659
Ford Motor Credit Co.                               7.75%          3/15/2005            2,385      2,391
Ford Motor Credit Co.                               9.00%          9/15/2001            5,000      5,087
General Electric Capital Corp.                      5.77%          8/27/2001            9,700      9,563
General Electric Capital Corp.                      5.89%          5/11/2001           10,000      9,905
General Electric Capital Corp.                      6.90%          9/15/2015            9,000      8,515
General Electric Capital Corp.                     7.375%          1/19/2010           19,500     19,656
General Electric Capital Corp.                      8.30%          9/20/2009              275        292
General Motors Acceptance Corp.                     5.50%          1/14/2002           14,000     13,612
General Motors Acceptance Corp.                     6.60%          1/17/2001              100        100
General Motors Acceptance Corp.                    6.625%          1/10/2002           22,100     21,842
General Motors Acceptance Corp.                    6.625%          10/1/2002            5,150      5,069
General Motors Acceptance Corp.                    6.625%         10/15/2005              900        860
General Motors Acceptance Corp.                    6.875%          7/15/2001            1,500      1,497
General Motors Acceptance Corp.                    7.125%           5/1/2001           10,975     10,976
General Motors Acceptance Corp.                    7.125%           5/1/2003            1,300      1,287
General Motors Acceptance Corp.                     7.75%          1/19/2010           54,600     54,211
General Motors Acceptance Corp.                     8.50%           1/1/2003            6,200      6,333
General Motors Acceptance Corp.                     9.00%         10/15/2002           10,650     11,000

--------------------------------------------------------------------------------------------------------
                                                                                         FACE     MARKET
                                                                    MATURITY           AMOUNT     VALUE*
TOTAL BOND MARKET INDEX FUND                    COUPON                  DATE            (000)      (000)
--------------------------------------------------------------------------------------------------------
General Motors Acceptance Corp.                    9.625%         12/15/2001         $  5,895  $   6,096
HRPT Properties Trust                               6.75%         12/18/2002           16,250     15,414
John Hancock Global Funding II                      7.90%           7/2/2010           20,000     20,113
Household Finance Corp.                            5.875%           2/1/2009              360        312
Household Finance Corp.                             6.40%          6/17/2008            5,715      5,164
Household Finance Corp.                             6.45%          3/15/2001              700        695
Household Finance Corp.                             6.45%           2/1/2009            2,430      2,190
Household Finance Corp.                             6.70%          6/15/2002            1,500      1,475
Household Finance Corp.                             7.25%          7/15/2003            1,000        986
Household Finance Corp.                             7.65%          5/15/2007            3,250      3,213
International Lease Finance Corp.                  6.375%           8/1/2001            7,500      7,433
International Lease Finance Corp.                   6.50%           7/1/2001            2,050      2,035
JDN Realty Corp.                                    6.80%           8/1/2004           12,810     10,280
Lehman Brothers Holdings Inc.                       6.25%           4/1/2003           25,650     24,581
Lehman Brothers Holdings Inc.                      6.625%           2/5/2006           15,550     14,434
Lehman Brothers Holdings Inc.                      6.625%          2/15/2008            4,625      4,151
Lehman Brothers Holdings Inc.                       7.25%          4/15/2003           11,000     10,796
Lehman Brothers Holdings Inc.                      7.375%          1/15/2007            5,000      4,740
Lehman Brothers Holdings Inc.                      7.625%           6/1/2006            5,000      4,820
Lehman Brothers Holdings Inc.                       7.75%          1/15/2005           24,800     24,476
Liberty Financial Co.                               6.75%         11/15/2008           11,000      9,727
Mack-Cali Realty                                    7.00%          3/15/2004           15,000     14,293
Mack-Cali Realty                                    7.25%          3/15/2009            2,175      1,973
Mellon Bank NA                                      6.50%           8/1/2005            5,300      5,042
Mellon Bank NA                                      6.75%           6/1/2003            2,775      2,725
Mellon Bank NA                                     7.375%          5/15/2007            3,500      3,417
Mellon Capital II                                  7.995%          1/15/2027            6,650      5,992
Mellon Financial Co.                                5.75%         11/15/2003            4,400      4,166
Mellon Financial Co.                                9.75%          6/15/2001            6,647      6,780
Merrill Lynch & Co., Inc.                           5.71%          1/15/2002           12,000     11,711
Merrill Lynch & Co., Inc.                           5.87%         11/15/2001           21,750     21,356
Merrill Lynch & Co., Inc.                           5.88%          1/15/2004            7,100      6,764
Merrill Lynch & Co., Inc.                           6.00%          2/17/2009            9,300      8,222
Merrill Lynch & Co., Inc.                           6.07%         10/15/2001           44,700     44,034
Merrill Lynch & Co., Inc.                           6.64%          9/19/2002            2,995      2,953
Merrill Lynch & Co., Inc.                          6.875%         11/15/2018            3,750      3,299
Merrill Lynch & Co., Inc.                           7.00%          3/15/2006              300        290
Merrill Lynch & Co., Inc.                           8.00%           2/1/2002            2,600      2,623
Merrill Lynch & Co., Inc.                           8.30%          11/1/2002            2,735      2,789
MONY Group Inc.                                     8.35%          3/15/2010            9,500      9,382
Morgan Stanley, Dean Witter Discover & Co.         5.625%          1/20/2004            4,000      3,750
Morgan Stanley, Dean Witter Discover & Co.         6.375%           8/1/2002            7,000      6,864
Morgan Stanley, Dean Witter Discover & Co.         6.875%           3/1/2007            7,300      6,962
Morgan Stanley, Dean Witter Discover & Co.          7.00%          10/1/2013              700        642
Morgan Stanley, Dean Witter Discover & Co.         7.125%          1/15/2003           82,200     81,615
NAC Re Corp.                                        7.15%         11/15/2005            1,500      1,447
National City Corp.                                 7.20%          5/15/2005           10,000      9,792
National Rural Utilities                            6.42%           5/1/2008           11,300     10,464
Nationsbank Corp.                                  6.375%          2/15/2008            1,500      1,371
NationsBank Corp.                                   6.50%          3/15/2006            5,600      5,290
NationsBank Corp.                                   6.95%          3/20/2006            3,000      2,895
NationsBank Corp.                                   7.00%          9/15/2001            1,800      1,793
NationsBank Corp.                                   7.25%         10/15/2025            1,625      1,465
NationsBank Corp.                                   7.50%          9/15/2006            1,000        990
NationsBank Corp.                                  8.125%          6/15/2002            3,000      3,040
NB Capital Trust II                                 7.83%         12/15/2026            5,000      4,446
NB Capital Trust IV                                 8.25%          4/15/2027            3,400      3,102
NCNB Corp.                                          9.50%           6/1/2004            8,725      9,223
Norwest Corp.                                       5.75%           2/1/2003            4,000      3,841
Norwest Corp.                                       6.65%         10/15/2023               40         33
Norwest Corp.                                       6.80%          5/15/2002            5,000      4,949
Norwest Financial, Inc.                             6.25%          11/1/2002            1,000        976
Norwest Financial, Inc.                            7.875%          2/15/2002            1,000      1,006

--------------------------------------------------------------------------------------------------------
                                                                                         FACE     MARKET
                                                                    MATURITY           AMOUNT     VALUE*
                                                COUPON                  DATE            (000)      (000)
--------------------------------------------------------------------------------------------------------
PaineWebber Group, Inc.                            6.375%          5/15/2004         $    850  $     801
PaineWebber Group, Inc.                             6.50%          11/1/2005              500        465
PaineWebber Group, Inc.                            7.625%          12/1/2009           22,800     21,486
PaineWebber Group, Inc.                            7.875%          2/15/2003            2,250      2,232
Pitney Bowes Credit Corp.                           9.25%          6/15/2008            2,000      2,222
Popular Inc                                        7.375%          9/15/2001           32,400     32,222
Private Export Funding Corp.                        7.20%         11/15/2010           52,000     52,135
Progressive Corp.                                  6.625%           3/1/2029            5,000      3,933
Realty Income Corp.                                 7.75%           5/6/2007            3,000      2,797
Reckson Operating Partnership LP                    7.75%          3/15/2009           16,400     15,293
Republic New York Corp.                             7.75%          5/15/2002            3,000      3,004
Republic New York Corp.                             7.75%          5/15/2009            4,300      4,188
Republic New York Corp.                             9.70%           2/1/2009            5,000      5,465
Salomon, Inc.                                       6.65%          7/15/2001            7,050      7,007
Salomon, Inc.                                       7.20%           2/1/2004            6,000      5,928
Salomon Smith Barney Holdings Inc.                  6.50%         10/15/2002            5,300      5,202
Salomon Smith Barney Holdings Inc.                 7.375%          5/15/2007            2,000      1,965
Security Capital Pacific Trust                      8.05%           4/1/2017            4,300      3,841
Shurgard Storage Centers, Inc.                      7.50%          4/25/2004            6,000      5,809
Simon DeBartolo Group, Inc.                         6.75%          7/15/2004           10,000      9,371
Simon DeBartolo Group, Inc.                         6.75%          6/15/2005              265        246
Spieker Properties Inc.                             7.50%          10/1/2027              700        593
Summit Bancorp                                     8.625%         12/10/2002            5,000      5,096
Summit Properties Inc.                              6.80%          8/15/2002            3,500      3,360
Summit Properties Inc.                              6.95%          8/15/2004           17,500     16,298
Summit Properties Inc.                              7.20%          8/15/2007            4,450      4,012
SunTrust Banks, Inc.                                6.00%          2/15/2026            5,000      4,605
SunTrust Banks, Inc.                               7.375%           7/1/2002            5,000      4,999
SunTrust Banks, Inc.                               7.375%           7/1/2006            3,500      3,435
Suntrust Capital                                    7.90%          6/15/2027            2,085      1,868
Susa Partnership LP                                 7.00%          12/1/2007            1,050        948
Susa Partnership LP                                 7.50%          12/1/2027            5,025      4,112
Toyota Motor Credit Corp.                           5.50%          9/17/2001           45,750     44,911
Toyota Motor Credit Corp.                          5.625%         11/13/2003            3,750      3,590
Travelers/Aetna Property Casualty Corp.             7.75%          4/15/2026            1,000        946
US Bancorp                                         6.875%          12/1/2004           25,000     24,259
US Bancorp                                          8.27%         12/15/2026            3,250      2,973
US West Capital Funding, Inc.                      6.875%          8/15/2001           31,250     31,034
Wachovia Corp.                                     5.625%         12/15/2008            4,650      4,000
Wachovia Corp.                                      6.25%           8/4/2008            2,600      2,343
Wachovia Corp.                                     6.375%          4/15/2003              110        107
Wachovia Corp.                                     6.625%         11/15/2006              750        711
Wachovia Corp.                                      6.80%           6/1/2005           10,000      9,693
Wells Fargo & Co.                                  6.125%          11/1/2003            5,000      4,796
Wells Fargo & Co.                                   6.25%          4/15/2008              915        833
Wells Fargo & Co.                                   6.50%           9/3/2002           40,200     39,507
Wells Fargo & Co.                                  6.875%           4/1/2006            6,400      6,162
Wells Fargo & Co.                                   8.75%           5/1/2002            8,370      8,559
Wells Fargo Capital I                               7.96%         12/15/2026            3,600      3,248
                                                                                              ----------
                                                                                               1,840,465
                                                                                              ----------
INDUSTRIAL (12.3%)
American Airlines Inc.                             6.855%          4/15/2009           12,538     12,152
American Airlines Inc.                             7.024%         10/15/2009            6,400      5,985
Anadarko Petroleum Corp.                            7.20%          3/15/2029           16,000     14,652
Anheuser-Busch Cos., Inc.                           6.75%         12/15/2027            1,600      1,410
Anheuser-Busch Cos., Inc.                           7.10%          6/15/2007            5,050      4,953
Anheuser-Busch Cos., Inc.                          7.125%           7/1/2017            3,850      3,550
Anheuser-Busch Cos., Inc.                          7.375%           7/1/2023              800        743
Apache Corp.                                       7.625%           7/1/2019            7,500      7,165
Applied Materials, Inc.                             8.00%           9/1/2004            1,625      1,645
Archer-Daniels-Midland Co.                          6.25%          5/15/2003            1,000        974
Archer-Daniels-Midland Co.                         8.875%          4/15/2011            3,745      4,032
Auburn Hills                                       12.00%           5/1/2020              770      1,081

--------------------------------------------------------------------------------------------------------
                                                                                         FACE     MARKET
                                                                    MATURITY           AMOUNT     VALUE*
TOTAL BOND MARKET INDEX FUND                    COUPON                  DATE            (000)      (000)
--------------------------------------------------------------------------------------------------------
Baker Hughes Inc.                                   6.25%          1/15/2009         $  2,500  $   2,281
Baker Hughes Inc.                                  6.875%          1/15/2029           17,150     15,067
C.R. Bard, Inc.                                     6.70%          12/1/2026           13,650     12,912
Bayer Corp.                                         6.65%          2/15/2028            1,300      1,132
Black & Decker Corp.                                7.50%           4/1/2003           27,800     27,646
The Boeing Co.                                     6.625%          2/15/2038           11,000      9,276
The Boeing Co.                                      8.75%          8/15/2021            1,800      1,948
Borg-Warner Automotive                             7.125%          2/15/2029            3,000      2,390
Burlington Northern Santa Fe Corp.                 6.375%         12/15/2005            6,750      6,386
Burlington Northern Santa Fe Corp.                  6.53%          7/15/2037              850        829
Burlington Northern Santa Fe Corp.                 6.875%          2/15/2016            2,900      2,607
Burlington Northern Santa Fe Corp.                  7.00%         12/15/2025            7,205      6,357
Burlington Northern Sante Fe Corp.                  7.25%           8/1/2097            4,450      3,814
Burlington Northern Sante Fe Corp.                  9.25%          10/1/2006              750        807
CSX Corp.                                           7.05%           5/1/2002            7,000      6,903
CSX Corp.                                           8.10%          9/15/2022            3,950      3,793
CSX Corp.                                          8.625%          5/15/2022            3,875      3,923
CSX Corp.                                           9.00%          8/15/2006              700        724
CVS Corp.                                           5.50%          2/15/2004           16,750     15,687
Caterpillar, Inc.                                  7.375%           3/1/2097            8,900      7,824
Caterpillar, Inc.                                   9.00%          4/15/2006            1,600      1,698
Chrysler Corp.                                      7.45%           2/1/2097            4,375      4,005
Clear Channel Communications                       7.875%          6/15/2005            9,900      9,938
Comcast Cablevision                                8.125%           5/1/2004           11,350     11,500
Comcast Cablevision                                8.875%           5/1/2017            3,300      3,533
Conoco Inc.                                         6.95%          4/15/2029            5,500      5,008
Conrail Corp.                                       9.75%          6/15/2020            1,680      1,861
Continental Airlines, Inc.(Equipment Trust
  Certificates)                                    6.648%          3/15/2019           10,496      9,517
Continental Airlines, Inc. Pass-Through Trust      6.331%          4/25/2001            2,619      2,547
Continental Airlines, Inc. Pass-Through Trust       6.41%           8/8/2004              797        742
Cyprus AMAX Minerals Co.                           7.375%          5/15/2007            6,000      5,643
Daimler-Chrysler North America Holding Corp.        6.84%         10/15/2002           20,000     19,813
Daimler-Chrysler North America Holding Corp.        6.90%           9/1/2004           28,500     27,917
Daimler-Chrysler North America Holding Corp.        7.20%           9/1/2009           14,000     13,485
Daimler-Chrysler North America Holding Corp.        7.40%          1/20/2005            5,500      5,473
Dayton Hudson Corp.                                 6.65%           8/1/2028            5,600      4,744
Dayton Hudson Corp.                                 6.75%           1/1/2028            1,000        859
Dayton Hudson Corp.                                 9.75%           7/1/2002            1,000      1,047
Deere & Co.                                         8.50%           1/9/2022              985      1,020
Delta Air Lines, Inc.                               7.70%         12/15/2005            5,000      4,817
Delta Air Lines, Inc.                               7.90%         12/15/2009            1,400      1,309
Delta Air Lines, Inc.                               8.30%         12/15/2029            5,800      5,090
Delta Air Lines, Inc. (Equipment Trust
  Certificates)                                     8.54%           1/2/2007            3,352      3,370
Dillard's Inc.                                      5.79%         11/15/2001           26,000     24,807
Dillard's Inc.                                     6.625%         11/15/2008            7,000      5,672
Dillard's Inc.                                      7.75%          5/15/2027            1,000        758
Dillard's Inc.                                      7.85%          10/1/2012            2,700      2,259
The Walt Disney Co.                                 7.55%          7/15/2093            2,597      2,427
Dow Chemical Co.                                   7.375%          11/1/2029            7,000      6,800
Dow Chemical Co.                                    8.50%           6/8/2010            2,500      2,653
E.I. du Pont de Nemours & Co.                       6.75%         10/15/2004           15,700     15,463
E.I. du Pont de Nemours & Co.                      6.875%         10/15/2009            3,000      2,911
Eastman Chemical Co.                               6.375%          1/15/2004           12,000     11,436
Eastman Chemical Co.                                7.25%          1/15/2024            3,700      3,250
Eastman Chemical Co.                                7.60%           2/1/2027            2,988      2,692
Enterprise Products                                 8.25%          3/15/2005           82,200     82,250
Federated Department Stores, Inc.                  6.125%           9/1/2001              500        491
Federated Department Stores, Inc.                   7.00%          2/15/2028            1,060        893
Federated Department Stores, Inc.                   7.45%          7/15/2017           11,125     10,187
Federated Department Stores, Inc.                  8.125%         10/15/2002            5,000      5,043
First Data Corp.                                   6.375%         12/15/2007            1,000        931
First Data Corp.                                   6.625%           4/1/2003            7,735      7,571
Ford Capital BV                                     9.50%           7/1/2001            1,925      1,958

--------------------------------------------------------------------------------------------------------
                                                                                         FACE     MARKET
                                                                    MATURITY           AMOUNT     VALUE*
                                                COUPON                  DATE            (000)      (000)
--------------------------------------------------------------------------------------------------------
Ford Capital BV                                     9.50%           6/1/2010         $    825  $     918
Ford Capital BV                                    9.875%          5/15/2002            2,250      2,334
Ford Motor Co.                                      8.00%          6/15/2002            2,850      2,876
Ford Motor Co.                                      9.98%          2/15/2047              835      1,012
Ford Motor Credit Co.                               6.75%         12/10/2002           65,000     64,093
General Motors Corp.                                7.00%          6/15/2003            2,500      2,471
General Motors Corp.                               9.125%          7/15/2001            7,900      8,036
Georgia-Pacific Corp.                               7.75%         11/15/2029            8,750      7,949
Harrahs Operating Co., Inc.                         7.50%          1/15/2009           16,285     15,027
Illinois Central Railroad Co.                       6.75%          5/15/2003            8,345      8,145
International Business Machines Corp.               6.45%           8/1/2007            1,000        959
International Business Machines Corp.               7.00%         10/30/2025              650        613
International Business Machines Corp.              7.125%          12/1/2096           11,325     10,360
International Paper Co.                            6.875%          11/1/2023            5,000      4,230
International Paper Co.                            7.875%           8/1/2006            2,265      2,240
Kroger Co.                                         7.625%          9/15/2006           15,250     14,862
Kroger Co.                                          7.65%          4/15/2007            7,550      7,364
Kroger Co.                                          8.00%          9/15/2029            4,700      4,472
Kroger Co.                                          8.05%           2/1/2010            5,300      5,262
Kroger Co.                                          8.15%          7/15/2006            2,700      2,699
Lafarge Corp.                                      6.375%          7/15/2005            2,000      1,853
Lockheed Martin Corp.                               6.85%          5/15/2001            8,500      8,446
Lockheed Martin Corp.                               7.65%           5/1/2016            5,000      4,687
May Department Stores Co.                           9.75%          2/15/2021            1,680      1,890
May Department Stores Co.                          9.875%          12/1/2002            1,775      1,867
McDonald's Corp.                                    6.75%          2/15/2003              945        937
MCI Communications Corp.                            6.50%          4/15/2010           11,175     10,138
MCI Communications Corp.                            7.50%          8/20/2004            4,050      4,034
MCI Communications Corp.                            7.75%          3/23/2025            4,900      4,570
Mobil Corp.                                        7.625%          2/23/2033              920        875
Monsanto Co.                                       5.625%          12/1/2001           25,500     24,869
Monsanto Co.                                        6.00%          12/1/2005           17,390     16,127
Monsanto Co.                                        6.85%          12/1/2028            4,000      3,463
News America Holdings Inc.                          7.75%          1/20/2024            2,000      1,819
News America Holdings Inc.                          8.00%         10/17/2016            9,250      8,760
News America Holdings Inc.                          8.50%          2/15/2005            2,600      2,661
News America Holdings Inc.                         8.875%          4/26/2023            7,905      8,072
News America Holdings Inc.                          9.25%           2/1/2013            3,341      3,565
Noble Drilling Corp.                                6.95%          3/15/2009            6,000      5,690
Noble Drilling Corp.                                7.50%          3/15/2019           11,000     10,430
Norfolk Southern Corp.                             6.875%           5/1/2001           23,475     23,367
Norfolk Southern Corp.                              7.70%          5/15/2017            3,500      3,357
Norfolk Southern Corp.                              7.80%          5/15/2027            4,375      4,186
Norfolk Southern Corp.                              7.90%          5/15/2097            1,750      1,609
Norfolk Southern Corp.                             8.375%          2/15/2005           25,450     26,154
Norfolk Southern Corp.                             8.625%          5/15/2010            6,950      7,253
Northrop Grumman Corp.                              7.00%           3/1/2006           15,700     14,950
Occidental Petroleum Corp.                          8.50%          11/9/2001           14,750     14,890
J.C. Penney & Co., Inc.                            6.125%         11/15/2003            2,000      1,815
Philip Morris Cos., Inc.                            6.00%          7/15/2001              110        108
Philip Morris Cos., Inc.                            7.00%          7/15/2005            7,150      6,766
Philip Morris Cos., Inc.                            7.20%           2/1/2007            1,450      1,344
Philip Morris Cos., Inc.                            8.25%         10/15/2003            1,900      1,898
Phillips Petroleum Co.                              8.49%           1/1/2023            2,100      2,049
Phillips Petroleum Co.                              8.50%          5/25/2005           53,800     55,608
Phillips Petroleum Co.                              8.75%          5/25/2010           12,850     13,546
Phillips Petroleum Co.                              9.00%           6/1/2001            3,900      3,954
Praxair, Inc.                                       6.75%           3/1/2003            1,000        979
Praxair, Inc.                                       6.90%          11/1/2006           10,750     10,272
Raytheon Co.                                        6.45%          8/15/2002           19,500     19,030
Raytheon Co.                                        6.50%          7/15/2005            3,900      3,688
Raytheon Co.                                        6.75%          3/15/2018            1,600      1,373
Raytheon Co.                                        6.75%          8/15/2007            1,900      1,772

--------------------------------------------------------------------------------------------------------
                                                                                         FACE     MARKET
                                                                    MATURITY           AMOUNT     VALUE*
TOTAL BOND MARKET INDEX FUND                    COUPON                  DATE            (000)      (000)
--------------------------------------------------------------------------------------------------------
Raytheon Co.                                        7.00%          11/1/2028         $ 10,880  $   9,304
Raytheon Co.                                        7.90%           3/1/2003           17,500     17,547
Republic Service Inc.                              7.125%          5/15/2009            9,990      8,958
Rohm & Haas Co.                                     6.95%          7/15/2004            7,200      7,093
Rohm & Haas Co.                                     7.40%          7/15/2009            2,700      2,685
Rohm & Haas Co.                                     7.85%          7/15/2029           11,900     12,038
Rohm & Haas Co.                                     9.80%          4/15/2020            4,450      5,044
Safeway Inc.                                       5.875%         11/15/2001           10,450     10,239
Safeway Inc.                                        6.85%          9/15/2004           19,300     18,751
Safeway Inc.                                        7.00%          9/15/2007            2,150      2,053
Sears, Roebuck & Co. Acceptance Corp.              6.125%          1/15/2006            5,500      5,073
Sears, Roebuck & Co. Acceptance Corp.               6.25%          1/15/2004            2,700      2,574
Sears, Roebuck & Co. Acceptance Corp.               6.63%           7/9/2002            1,600      1,570
Sears, Roebuck & Co. Acceptance Corp.               7.19%          6/18/2001              800        796
Sears, Roebuck & Co. Acceptance Corp.              9.375%          11/1/2011            1,845      1,992
Sprint Capital Corp.                                6.50%         11/15/2001           45,200     44,662
Sprint Capital Corp.                               6.875%         11/15/2028           22,050     19,153
TCI Communications, Inc.                           6.375%           5/1/2003           43,475     42,426
TCI Communications, Inc.                            7.25%           8/1/2005            6,205      6,100
TCI Communications, Inc.                           7.875%           8/1/2013           10,950     10,903
TCI Communications, Inc.                            8.00%           8/1/2005              990      1,004
TCI Communications, Inc.                            8.65%          9/15/2004            5,000      5,174
Tele-Communications, Inc.                          9.875%          6/15/2022              500        593
Texaco Capital Corp.                                5.70%          12/1/2008            2,425      2,195
Texaco Capital Corp.                                7.50%           3/1/2043              850        789
Texaco Capital Corp.                                8.25%          10/1/2006            2,300      2,396
Texaco Capital Corp.                               8.875%           9/1/2021              705        803
Texas Instruments Inc.                             6.125%           2/1/2006            6,300      5,897
Time Warner Entertainment                          8.375%          3/15/2023            8,150      8,321
Time Warner Entertainment                          9.625%           5/1/2002            3,900      4,034
Time Warner Inc.                                    7.57%           2/1/2024            1,500      1,401
Time Warner Inc.                                    7.75%          6/15/2005            9,600      9,674
Time Warner, Inc.                                  9.125%          1/15/2013            1,000      1,083
Tosco Corp.                                         7.80%           1/1/2027            1,650      1,591
Tosco Corp.                                        8.125%          2/15/2030           21,100     21,278
Tyco International Group SA                        6.875%           9/5/2002           33,600     33,025
Tyco International Group SA                        6.875%          1/15/2029           17,000     14,533
Union Carbide Corp.                                 6.70%           4/1/2009            2,000      1,887
Union Carbide Corp.                                 6.75%           4/1/2003            3,500      3,442
Union Carbide Corp.                                 7.75%          10/1/2096            7,350      6,972
Union Carbide Corp.                                7.875%           4/1/2023            4,755      4,669
Union Oil of California                            6.375%           2/1/2004            2,000      1,921
Union Oil of California                             7.20%          5/15/2005            5,700      5,588
Union Pacific Corp.                                6.125%          1/15/2004            1,000        939
Union Pacific Corp.                                6.625%           2/1/2029           12,250     10,158
Union Pacific Corp.                                 7.00%           2/1/2016            1,450      1,307
Union Pacific Corp.                                8.625%          5/15/2022            3,040      3,132
United Technologies Corp.                           6.70%           8/1/2028           10,992      9,875
United Technologies Corp.                          8.875%         11/15/2019            4,000      4,500
US Airways Pass-Through Trust                       8.11%          2/20/2017           31,000     29,287
U S West Communications                            7.625%           6/9/2003           23,400     23,354
Viacom Inc.                                         7.75%           6/1/2005            5,200      5,235
Wal-Mart Stores                                     7.55%          2/15/2030           25,500     26,082
Westvaco Corp.                                      8.20%          1/15/2030           20,200     19,614
WorldCom Inc.                                      6.125%          8/15/2001           42,360     41,824
WorldCom Inc.                                       6.25%          8/15/2003           12,000     11,581
WorldCom Inc.                                       6.40%          8/15/2005              180        170
WorldCom Inc.                                       6.95%          8/15/2028            1,500      1,323
WorldCom Inc.                                      7.875%          5/15/2003           32,250     32,502
WorldCom Inc.                                       8.00%          5/15/2006           11,550     11,712
Yosemite Security Trust                             8.25%         11/15/2004           32,000     31,778
                                                                                              ----------
                                                                                               1,668,283
                                                                                              ----------

                                       24

--------------------------------------------------------------------------------------------------------
                                                                                         FACE     MARKET
                                                                    MATURITY           AMOUNT     VALUE*
                                                COUPON                  DATE            (000)      (000)
--------------------------------------------------------------------------------------------------------
UTILITIES (3.9%)
AT&T Corp.                                         7.125%          1/15/2002         $  1,100  $   1,098
AT&T Corp.                                          8.35%          1/15/2025            2,350      2,338
Ameritech Capital Funding                           7.50%           4/1/2005            4,950      4,944
Arizona Public Service Co.                         5.875%          2/15/2004            6,500      6,153
Arizona Public Service Co.                          7.25%           8/1/2023            2,150      1,920
Baltimore Gas & Electric Co.                       8.375%          8/15/2001            5,570      5,622
Bell Atlantic Corp.                                 7.00%          6/15/2013            4,000      3,643
Bellsouth Capital Funding                           6.04%         11/15/2026            1,350      1,323
Cincinnati Gas & Electric Co.                       6.45%          2/15/2004            2,000      1,936
CMS Panhandle Holding Co.                          6.125%          3/15/2004            4,300      4,042
CMS Panhandle Holding Co.                           6.50%          7/15/2009            9,900      8,883
CMS Panhandle Holding Co.                           7.00%          7/15/2029            5,825      5,125
Coastal Corp.                                       6.50%          5/15/2006            1,250      1,177
Coastal Corp.                                       6.50%           6/1/2008            8,400      7,751
Coastal Corp.                                       7.42%          2/15/2037            8,000      7,279
Coastal Corp.                                       7.75%         10/15/2035            6,600      6,259
Coastal Corp.                                      8.125%          9/15/2002            2,300      2,319
Coastal Corp.                                      9.625%          5/15/2012            4,700      5,267
Commonwealth Edison                                7.375%          9/15/2002            7,500      7,519
Consolidated Edison Co. of New York, Inc.          6.375%           4/1/2003            5,000      4,890
Consolidated Edison Co. of New York, Inc.          6.625%           2/1/2002            1,000        990
Detroit Edison                                      7.50%           2/1/2005            4,000      3,980
Dominion Resources Inc.                            8.125%          6/15/2010           16,000     16,139
Edison International                               6.875%          9/15/2004           33,300     32,420
El Paso Energy Corp.                                6.75%          5/15/2009           13,500     12,565
Enron Corp.                                         6.40%          7/15/2006            8,250      7,748
Enron Corp.                                         6.45%         11/15/2001            1,000        985
Enron Corp.                                        6.625%         11/15/2005            1,100      1,044
Enron Corp.                                         6.75%           8/1/2009           10,445      9,755
Enron Corp.                                        6.875%         10/15/2007            7,500      7,168
Enron Corp.                                        7.125%          5/15/2007            6,100      5,922
Enron Corp.                                        7.625%          9/10/2004            2,000      2,008
Enron Corp.                                         9.65%          5/15/2001            4,150      4,216
FPL Group Capital                                  7.625%          9/15/2006            5,000      5,010
GTE Corp.                                           6.36%          4/15/2006            1,045        987
GTE Corp.                                           7.83%           5/1/2023            4,000      3,751
GTE Corp.                                           8.75%          11/1/2021            3,935      4,234
GTE Corp.                                           9.10%           6/1/2003              225        234
GTE Florida, Inc.                                   6.31%         12/15/2002            5,000      4,889
GTE South Inc.                                     6.125%          6/15/2007           11,000     10,063
HNG Internorth                                     9.625%          3/15/2006            4,680      5,078
Illinois Power Co.                                  7.50%          7/15/2025            4,200      3,729
KN Energy, Inc.                                     6.45%           3/1/2003            9,200      8,912
Michigan Bell Telephone Co.                         7.50%          2/15/2023            1,610      1,457
NRG Northeast Generating                           9.292%         12/15/2024           22,500     22,077
National Rural Utility Co.                          5.00%          10/1/2002           11,700     11,128
National Rural Utility Co.                          6.20%           2/1/2008           18,000     16,474
National Rural Utility Co.                          6.75%           9/1/2001            4,350      4,321
New England Telephone & Telegraph Co.              6.875%          10/1/2023            2,815      2,367
New England Telephone & Telegraph Co.              7.875%         11/15/2029            6,150      6,050
New England Telephone & Telegraph Co.              8.625%           8/1/2001            2,500      2,523
New England Telephone & Telegraph Co.               9.00%           8/1/2031            3,750      4,041
New Jersey Bell Telephone Co.                      6.625%           4/1/2008              190        175
New York Telephone Co.                             6.125%          1/15/2010            1,250      1,109
New York Telephone Co.                              7.25%          2/15/2024            5,000      4,437
Northern States Power Co.                          7.125%           7/1/2025            5,000      4,556
Pacific Bell Telephone Co.                          7.25%           7/1/2002              250        251
Pacific Gas & Electric Co.                          6.25%           8/1/2003            5,000      4,854
Pacific Gas & Electric Co.                          6.75%          10/1/2023              150        128
Pacific Gas & Electric Co.                          8.25%          11/1/2022            4,000      3,920
Pacific Gas & Electric Co.                         8.375%           5/1/2025            5,000      4,886
Pennsylvania Power & Light Co.                      6.50%           4/1/2005              135        127

--------------------------------------------------------------------------------------------------------
                                                                                         FACE     MARKET
                                                                    MATURITY           AMOUNT     VALUE*
TOTAL BOND MARKET INDEX FUND                    COUPON                  DATE            (000)      (000)
--------------------------------------------------------------------------------------------------------
PPL Capital Funding                                 7.75%          4/15/2005         $ 57,700  $  56,838
Public Service Electric & Gas Co.                   6.50%           5/1/2004              170        164
Reliant Energy Resources                           8.125%          7/15/2005           33,000     32,953
Southern California Edison Co.                     5.625%          10/1/2002            4,000      3,856
Southern California Edison Co.                     6.375%          1/15/2006            2,350      2,204
Southern California Edison Co.                     7.625%          1/15/2010           17,500     17,579
Southwestern Bell Telephone Co.                     5.75%           9/1/2004            2,000      1,872
Southwestern Bell Telephone Co.                     7.25%          7/15/2025           10,650      9,583
Southwestern Bell Telephone Co.                    7.625%           3/1/2023            8,355      7,767
Texas Utilities Co.                                 7.17%           8/1/2007              650        619
Texas Utilities Co.                                7.375%           8/1/2001            2,800      2,797
Texas Utilities Co.                                7.875%           3/1/2023            2,075      1,914
Texas Utilities Co.                                 8.25%           4/1/2004            4,900      4,951
Texas Utilities Co.                                 8.75%          11/1/2023              180        176
US West Capital Funding, Inc.                      6.125%          7/15/2002            3,000      2,922
US West Communications Group                       6.875%          9/15/2033              165        137
US West Communications Group                        7.20%          11/1/2004           20,600     20,255
US West Communications Group                        7.25%          9/15/2025           18,000     16,366
Union Electric Power Co.                            6.75%           5/1/2008               40         38
Virginia Electric & Power Co.                      6.625%           4/1/2003            2,300      2,255
Virginia Electric & Power Co.                       6.75%          10/1/2023           17,000     14,079
                                                                                              ----------
                                                                                                 535,521
                                                                                              ----------
--------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
  (COST $4,795,694)                                                                            4,619,551
--------------------------------------------------------------------------------------------------------
FOREIGN AND INTERNATIONAL AGENCY BONDS (U.S. DOLLAR-DENOMINATED)(5.6%)
--------------------------------------------------------------------------------------------------------
Abbey National PLC                                  7.95%         10/26/2029           25,300     24,877
Ahold Finance USA Inc.                              6.25%           5/1/2009           10,000      8,891
Ahold Finance USA Inc.                             6.875%           5/1/2029            2,300      1,921
Amoco Canada Petroleum Co.                          6.75%          2/15/2005              145        143
Bank of Tokyo-Mitsubishi Ltd.                       8.40%          4/15/2010           12,500     12,638
Bayerische Landesbank                              7.375%         12/14/2002              145        146
British Aerospace                                   8.50%          6/10/2002            3,000      3,048
Canadian National Railway Co.                       6.80%          7/15/2018           13,750     12,072
Canadian National Railway Co.                       6.90%          7/15/2028            4,000      3,452
China Telecom                                      7.875%          11/2/2004           48,200     48,185
DBS Group Holdings LTD                             7.875%          4/15/2010            6,000      5,938
The Development Bank of Singapore Ltd.             7.875%          8/10/2009           12,375     12,254
Embotelladora Andina SA                            7.875%          10/1/2097           10,200      7,649
Falconbridge Ltd.                                   7.35%          11/1/2006            1,000        933
Grand Metropolitan Investment Corp.                8.625%          8/15/2001            2,600      2,637
Grand Metropolitan Investment Corp.                 9.00%          8/15/2011            2,225      2,447
Hanson Overseas                                    7.375%          1/15/2003            7,100      7,026
Inter-American Development Bank                    7.125%          3/15/2023              975        922
Inter-American Development Bank                     8.50%          3/15/2011            2,705      2,964
Israel Electric Corp.                               7.75%           3/1/2009           18,500     17,848
KFW International Finance, Inc.                     7.20%          3/15/2014            3,550      3,529
KFW International Finance, Inc.                    7.625%          2/15/2004           11,650     11,848
KFW International Finance, Inc.                    9.125%          5/15/2001            2,400      2,439
Korea Electric Power                                7.00%           2/1/2007            8,000      7,357
Korea Electric Power                                7.75%           4/1/2013           18,100     16,431
Korean Development Bank                            6.625%         11/21/2003            4,266      4,091
Korean Development Bank                            7.125%          4/22/2004           50,000     48,311
Kowloon-Canton Railway                              8.00%          3/15/2010           14,000     14,119
National Australia Bank                             6.60%         12/10/2007            2,000      1,864
National Westminster Bancorp Inc.                  9.375%         11/15/2003            3,950      4,197
Noranda Forest                                      7.50%          7/15/2003            7,825      7,643
Noranda, Inc.                                       7.00%          7/15/2005            1,045        986
Northern Telecom Ltd.                              6.875%           9/1/2023            4,565      4,129
Pemex Finance Ltd.                                 6.125%          2/15/2002           14,700     14,303
Pemex Finance Ltd.                                  9.03%          9/29/2008            4,900      4,979
Pemex Finance Ltd.                                  9.14%          5/15/2003           18,400     18,656
Pemex Finance Ltd.                                  9.69%          3/31/2007           27,500     28,545

--------------------------------------------------------------------------------------------------------
                                                                                         FACE     MARKET
                                                                    MATURITY           AMOUNT     VALUE*
                                                COUPON                  DATE            (000)      (000)
--------------------------------------------------------------------------------------------------------
Petro-Canada                                       7.875%          6/15/2026         $ 10,000  $   9,769
Petro-Canada                                        9.25%         10/15/2021           22,700     25,451
Petro Geo-Services                                  6.25%         11/19/2003            2,500      2,370
Petro Geo-Services                                 6.625%          3/30/2008            7,675      6,962
Petro Geo-Services                                 7.125%          3/30/2028            9,370      7,793
Petro Geo-Services                                  7.50%          3/31/2007           12,510     12,045
Petro Geo-Services                                  8.15%          7/15/2029            3,500      3,280
Petroliam Nasional Bhd.                            8.875%           8/1/2004           17,450     17,888
Pohang Iron & Steel Co. Ltd.                       7.125%          7/15/2004            5,250      5,051
Province of British Columbia                        7.00%          1/15/2003            2,550      2,525
Province of Manitoba                               6.125%          1/19/2004            8,000      7,733
Province of Manitoba                               6.875%          9/15/2002           13,369     13,277
Province of Manitoba                                7.75%           2/1/2002            6,975      7,026
Province of Manitoba                                8.75%          5/15/2001            6,200      6,274
Province of Manitoba                                9.25%           4/1/2020            2,645      3,109
Province of Manitoba                               9.625%          12/1/2018            3,500      4,236
Province of New Brunswick                           6.75%          8/15/2013              210        197
Province of New Brunswick                           8.75%           5/1/2022            5,100      5,791
Province of New Brunswick                           9.75%          5/15/2020            8,500     10,479
Province of Newfoundland                            7.32%         10/13/2023            8,050      7,613
Province of Newfoundland                            9.00%           6/1/2019            1,400      1,575
Province of Ontario                                7.375%          1/27/2003              915        919
Province of Ontario                                 7.75%           6/4/2002            1,175      1,188
Province of Quebec                                 7.125%           2/9/2024            1,000        937
Province of Saskatchewan                           6.625%          7/15/2003           19,750     19,413
Province of Saskatchewan                           7.125%          3/15/2008            1,200      1,185
Province of Saskatchewan                           7.375%          7/15/2013            1,800      1,772
Province of Saskatchewan                            8.00%          7/15/2004           15,950     16,417
Republic of Chile                                  6.875%          4/28/2009           20,700     19,150
Republic of Finland                                7.875%          7/28/2004           10,300     10,639
Republic of Portugal                                5.75%          10/8/2003           19,350     18,706
Republic of South Africa                           9.125%          5/19/2009            4,625      4,528
The State of Qatar                                  9.50%          5/21/2009           17,850     18,355
The State of Qatar                                  9.75%          6/15/2030           20,500     20,114
Swiss Bank Corp.                                    7.00%         10/15/2015              750        694
Swiss Bank Corp.                                   7.375%          7/15/2015            2,000      1,917
Swiss Bank Corp.-New York                          7.375%          6/15/2017            1,600      1,508
Telecomunicaciones de Puerto Rico                   6.15%          5/15/2002            6,300      6,115
Telecomunicaciones de Puerto Rico                   6.65%          5/15/2006           11,600     10,895
Telecomunicaciones de Puerto Rico                   6.80%          5/15/2009            4,600      4,222
Telefonica de Argentina                           11.875%          11/1/2004            1,135      1,192
TPSA Finance BV                                     7.75%         12/10/2008            8,350      7,893
United Mexican States                             11.375%          9/15/2016           23,100     26,484
Vodafone Airtouch PLC                              7.625%          2/15/2005           18,300     18,372
Vodafone Airtouch PLC                               7.75%          2/15/2010            4,300      4,269
Vodafone Airtouch PLC                              7.875%          2/15/2030           12,750     12,559
--------------------------------------------------------------------------------------------------------
TOTAL FOREIGN AND INTERNATIONAL AGENCY BONDS
  (COST $776,075)                                                                                759,305
--------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (2.1%)
--------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled Cash Account              6.71%           7/3/2000          116,516    116,516
Collateralized by U.S. Government
  Obligations in a Pooled Cash
  Account--Note G                             6.71%-6.73%           7/3/2000          162,635    162,635
--------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $279,151)                                                                                279,151
--------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.8%)
  (COST $14,050,641)                                                                          13,711,758
--------------------------------------------------------------------------------------------------------

                                       27

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
                                                                                                  VALUE*
TOTAL BOND MARKET INDEX                                                                            (000)
--------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.8%)
--------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                            298,633
Liabilities--Note G                                                                            (404,660)
                                                                                               ---------
                                                                                               (106,027)

--------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                           $13,605,731
========================================================================================================

*See Note A in Notes to Financial Statements.

(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

CDO--Collateralized Debt Obligation.

--------------------------------------------------------------------------------------------------------
                                                                                                 AMOUNT
                                                                                                  (000)
--------------------------------------------------------------------------------------------------------
 AT JUNE 30, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                            $14,036,896
 Undistributed Net Investment Income                                                                 --
 Accumulated Net Realized Losses                                                                (92,282)
 Unrealized Depreciation--Note F                                                               (338,883)
--------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                  $13,605,731
========================================================================================================

 Investor Shares--Net Assets applicable to 1,040,241,628 outstanding
  $.001 par value shares of beneficial interest (unlimited authorization)                     $9,994,711
--------------------------------------------------------------------------------------------------------
 NET ASSET VALUE PER SHARE--INVESTOR SHARES                                                        $9.61
========================================================================================================

 Institutional Shares--Net Assets applicable to 375,832,103 outstanding
  $.001 par value shares of beneficial interest (unlimited authorization)                     $3,611,020
--------------------------------------------------------------------------------------------------------
 NET ASSET VALUE PER SHARE--INSTITUTIONAL SHARES                                                   $9.61
========================================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                         FACE     MARKET
                                                                    MATURITY           AMOUNT     VALUE*
SHORT-TERM BOND INDEX FUND                         COUPON               DATE            (000)      (000)
--------------------------------------------------------------------------------------------------------
U.S GOVERNMENT AND AGENCY OBLIGATIONS (55.3%)
--------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (43.9%)
U.S. Treasury Bond                                 9.375%          2/15/2006         $    350  $     401
U.S. Treasury Bond                                 10.75%          5/15/2003            6,200      6,893
U.S. Treasury Bond                                 10.75%          8/15/2005           29,225     34,853
U.S. Treasury Bond                                11.125%          8/15/2003           25,500     28,861
U.S. Treasury Bond                                11.625%         11/15/2002           32,725     36,383
U.S. Treasury Bond                                11.875%         11/15/2003           44,650     51,957
U.S. Treasury Bond                                 12.00%          5/15/2005            4,100      5,058
U.S. Treasury Bond                                12.375%          5/15/2004            8,850     10,651
U.S. Treasury Note                                 5.625%          2/28/2001               95         95
U.S. Treasury Note                                  5.75%          4/30/2003           14,360     14,132
U.S. Treasury Note                                 5.875%         10/31/2001            6,450      6,400
U.S. Treasury Note                                  6.25%         10/31/2001            1,000        997
U.S. Treasury Note                                  6.25%          2/28/2002              925        922
U.S. Treasury Note                                 6.625%          4/30/2002           77,185     77,444
U.S. Treasury Note                                 6.625%          5/15/2007              345        352
U.S. Treasury Note                                  7.25%          5/15/2004           31,245     32,226
U.S. Treasury Note                                  7.50%         11/15/2001          105,325    106,698
U.S. Treasury Note                                  7.50%          5/15/2002           34,400     35,041
U.S. Treasury Note                                 7.875%          8/15/2001            1,410      1,431
U.S. Treasury Note                                 13.75%          8/15/2004           43,575     55,106
                                                                                              ----------
                                                                                                 505,901
                                                                                              ----------
AGENCY NOTES (11.4%)
Federal Farm Credit Bank                            4.80%          11/6/2003           10,000      9,360
Federal Home Loan Bank                             4.875%          1/22/2002            1,500      1,455
Federal Home Loan Bank                             5.575%           9/2/2003            4,300      4,131
Federal Home Loan Bank                              5.60%           9/2/2003           10,000      9,614
Federal Home Loan Bank                             5.605%           3/3/2003            1,150      1,111
Federal Home Loan Bank                              5.63%           9/2/2003           10,000      9,622
Federal Home Loan Bank                              5.66%          1/13/2003           10,000      9,699
Federal Home Loan Bank                             5.675%          8/18/2003            3,000      2,892
Federal Home Loan Bank                              5.86%          4/28/2003            1,900      1,846
Federal Home Loan Bank                              7.31%          6/16/2004            1,250      1,261
Federal Home Loan Mortgage Corp.                    4.75%         12/14/2001              265        257
Federal Home Loan Mortgage Corp.                    5.00%          1/15/2004           50,500     47,312
Federal Home Loan Mortgage Corp.                    5.75%          6/15/2001              860        851
Federal Home Loan Mortgage Corp.                    5.89%          7/17/2003            7,000      6,793
Federal Home Loan Mortgage Corp.                    6.52%           1/2/2002               75         74
Federal National Mortgage Assn.                    5.125%          2/13/2004              489        459
Federal National Mortgage Assn.                    5.625%          5/14/2004              580        553
Federal National Mortgage Assn.                     5.75%          4/15/2003            3,060      2,964
Federal National Mortgage Assn.                     5.90%           7/9/2003           13,800     13,396
Federal National Mortgage Assn.                     5.91%          8/25/2003            2,600      2,525
Federal National Mortgage Assn.                     5.96%          4/23/2003            1,200      1,169
Federal National Mortgage Assn.                     5.97%           7/3/2003            4,000      3,890
                                                                                              ----------
                                                                                                 131,234
                                                                                              ----------
--------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (COST $644,337)                                                                                637,135
--------------------------------------------------------------------------------------------------------
CORPORATE BONDS (36.2%)
--------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (3.7%)
ARG Funding Corp.                                   5.88%           3/5/2002 (1)        2,700      2,652
Advanta Mortgage Loan Trust                         6.21%         11/25/2016 (1)        2,400      2,358
American Express Credit Card Master Trust           6.40%          9/15/2002 (1)        1,030      1,017
American Express Credit Card Master Trust           6.80%         12/15/2003 (1)        4,205      4,207
CIT RV Trust                                        5.78%          7/15/2008 (1)        1,350      1,341
CIT RV Trust                                        5.96%          4/15/2011 (1)        1,200      1,183
Citibank Credit Card Master Trust                   5.30%           1/7/2004 (1)          400        376
Citibank Credit Card Master Trust                   5.50%          2/15/2004 (1)        1,000        943
Discover Card Master Trust                          5.30%          2/15/2002 (1)          260        253
Discover Card Master Trust                          5.65%         11/15/2004 (1)        3,200      3,117

                                       29

--------------------------------------------------------------------------------------------------------
                                                                                         FACE     MARKET
                                                                    MATURITY           AMOUNT     VALUE*
SHORT-TERM BOND INDEX FUND                         COUPON               DATE            (000)      (000)
--------------------------------------------------------------------------------------------------------
Discover Card Master Trust                          5.90%          4/15/2002 (1)      $   600  $     590
First Bank Corp. Card Master Trust                  6.40%          2/15/2002 (1)        1,000        989
First USA Credit Card Master Trust                  5.28%          1/20/2004 (1)          245        231
Ford Credit Auto Owner Trust                        5.90%          6/15/2002 (1)        6,000      5,956
MBNA Master Credit Card Trust                       5.80%          7/15/2003 (1)          300        290
MMCA Automobile Trust                               6.80%          8/15/2003 (1)        2,700      2,686
PECO Energy Transition Trust                        5.63%          6/29/2002 (1)        4,400      4,278
PECO Energy Transition Trust                        5.80%          3/18/1999 (1)          220        206
Providian Master Trust                              6.60%          9/15/2002 (1)        7,000      6,926
Sears Credit Account Master Trust                   6.35%          2/15/2007 (1)        2,500      2,467
Sears Credit Account Master Trust                   8.10%          6/15/2004 (1)           94         94
                                                                                               ---------
                                                                                                  42,160
                                                                                               ---------
FINANCE (15.6%)
American General Finance Corp.                      7.45%           7/1/2002              425        424
Aristar Inc.                                        6.30%          10/1/2002            1,000        963
Associates Corp.                                    6.50%          7/15/2002            2,000      1,963
Associates Corp.                                    6.50%          8/15/2002            1,150      1,127
Associates Corp.                                    6.50%         10/15/2002            1,250      1,224
Associates Corp.                                    7.50%          4/15/2002            1,400      1,399
Associates Corp.                                    7.75%          2/15/2005            4,300      4,280
Banc One Corp.                                      6.25%          10/1/2001            2,000      1,974
BankAmerica Corp.                                  6.625%          6/15/2004              800        775
BankAmerica Corp.                                  7.625%          6/15/2004              870        872
BankAmerica Corp.                                   7.75%          7/15/2002              250        252
BankAmerica Corp.                                  7.875%          12/1/2002            1,500      1,516
BankAmerica Corp.                                  8.125%           2/1/2002            3,900      3,940
BankAmerica Corp.                                  8.375%          3/15/2002            2,500      2,537
BankAmerica Corp.                                  10.00%           2/1/2003              700        738
Bear, Stearns & Co., Inc.                           6.20%          3/30/2003            3,455      3,317
Bradley Operating LP                                7.00%         11/15/2004            2,000      1,713
CIT Group Holdings, Inc.                           7.125%         10/15/2004            5,000      4,865
CIT Group Holdings, Inc.                           7.375%          3/15/2003            4,000      3,947
CIT Group Holdings, Inc.                            6.50%          6/14/2002              165        161
Cabot Industrial Properties LP                     7.125%           5/1/2004              430        411
Case Credit Corp.                                   6.15%           3/1/2002            4,500      4,344
Centerpoint Properties                              7.90%          1/15/2003            2,500      2,483
The Chase Manhattan Corp.                          7.625%          1/15/2003            2,000      2,007
The Chase Manhattan Corp.                           8.50%          2/15/2002            3,000      3,048
The Chase Manhattan Corp.                          8.625%           5/1/2002            1,000      1,019
Chemical Banking Corp.                              7.25%          9/15/2002            1,500      1,496
Citicorp                                           7.125%          3/15/2004            3,000      2,962
Citigroup Inc.                                      5.80%          3/15/2004              340        323
Comdisco Inc.                                       7.25%          9/20/2001            2,250      2,211
Commercial Credit Corp.                            7.875%          7/15/2004            2,000      2,017
Countrywide Funding Corp.                           8.25%          7/15/2002            1,250      1,255
Countrywide Home Loan                               7.45%          9/16/2003            4,500      4,429
Dean Witter, Discover & Co.                        6.875%           3/1/2003              400        395
Donaldson, Lufkin & Jenrette, Inc.                  6.00%          12/1/2001            5,000      4,878
Donaldson, Lufkin & Jenrette, Inc.                 6.875%          11/1/2005            2,000      1,903
Donaldson, Lufkin & Jenrette, Inc.                  8.00%           3/1/2005            2,500      2,506
Equity Residential Properties                       6.55%         11/15/2001            1,350      1,323
Finova Capital Corp.                               5.875%         10/15/2001            1,750      1,575
Finova Capital Corp.                                7.25%          11/8/2004            5,000      4,375
First Chicago Corp.                                7.625%          1/15/2003              600        598
First Chicago Corp.                                 8.25%          6/15/2002            1,345      1,361
First Chicago Corp.                                9.875%          8/15/2000              150        150
First Chicago Corp.                                10.25%           5/1/2001              250        256
First Union Corp.                                   8.00%         11/15/2002            2,000      2,013
First Union Corp.                                  8.125%          6/24/2002            1,600      1,612
Fleet/Norstar Group                                8.125%           7/1/2004              900        911
Ford Motor Credit Co.                              5.125%         10/15/2001            3,400      3,314
Ford Motor Credit Co.                              6.625%          6/30/2003            1,500      1,462
Ford Motor Credit Co.                               7.00%          9/25/2001              600        598

--------------------------------------------------------------------------------------------------------
                                                                                         FACE     MARKET
                                                                    MATURITY           AMOUNT     VALUE*
                                                   COUPON               DATE            (000)      (000)
--------------------------------------------------------------------------------------------------------
Ford Motor Credit Co.                               7.50%          1/15/2003          $ 1,525  $   1,521
Ford Motor Credit Co.                               8.20%          2/15/2002            1,900      1,919
General Electric Capital Corp.                      6.35%          9/15/2001              300        298
General Motors Acceptance Corp.                     5.50%         12/15/2001              750        734
General Motors Acceptance Corp.                     5.50%          1/14/2002            6,240      6,067
General Motors Acceptance Corp.                    5.875%          1/22/2003              400        385
General Motors Acceptance Corp.                    7.125%           5/1/2001            2,400      2,400
HRPT Properties Trust                               6.75%         12/18/2002            1,250      1,186
Household Finance Corp.                            7.625%          1/15/2003            3,000      2,986
Lehman Brothers Holdings Inc.                       6.00%          2/26/2001              130        129
Lehman Brothers Holdings Inc.                       7.25%          4/15/2003            4,000      3,926
Lehman Brothers Holdings Inc.                       7.75%          1/15/2005            5,700      5,626
Mack-Cali Realty                                    7.00%          3/15/2004            2,000      1,906
Mellon Bank NA                                      6.75%           6/1/2003              225        221
Merrill Lynch & Co., Inc.                           5.71%          1/15/2002            1,400      1,366
Merrill Lynch & Co., Inc.                           5.87%         11/15/2001            1,600      1,571
Merrill Lynch & Co., Inc.                           5.88%          1/15/2004            2,500      2,382
Merrill Lynch & Co., Inc.                           6.07%         10/15/2001            2,300      2,266
Merrill Lynch & Co., Inc.                           6.55%           8/1/2004              100         97
Merrill Lynch & Co., Inc.                           8.00%           2/1/2002              400        404
Morgan Stanley, Dean Witter & Co.                  5.625%          1/20/2004            1,265      1,186
Morgan Stanley, Dean Witter & Co.                  7.125%          1/15/2003            7,800      7,744
NationsBank Corp.                                   7.00%          9/15/2001            1,500      1,494
NationsBank Corp.                                  8.125%          6/15/2002            1,000      1,013
Norwest Financial, Inc.                             7.00%          1/15/2003              110        108
Norwest Financial, Inc.                            7.875%          2/15/2002            2,000      2,013
PaineWebber Group, Inc.                            6.375%          5/15/2004            2,500      2,355
PaineWebber Group, Inc.                            7.875%          2/15/2003              250        248
Popular Inc.                                       7.375%          9/15/2001            3,425      3,406
Republic New York Corp.                             7.75%          5/15/2002              700        701
Salomon Smith Barney Holdings Inc.                 6.125%          1/15/2003              125        121
Salomon Smith Barney Holdings Inc.                  6.50%         10/15/2002            5,000      4,907
Simon DeBartolo Group, Inc.                         6.75%          7/15/2004            4,000      3,748
Summit Properties Inc.                              6.80%          8/15/2002            1,500      1,440
Toyota Motor Credit Corp.                           5.50%          9/17/2001            2,500      2,454
US WEST Capital Funding, Inc.                      6.875%          8/15/2001            5,000      4,966
Wells Fargo & Co.                                   6.50%           9/3/2002            5,200      5,110
Wells Fargo & Co.                                  6.875%          5/10/2001            2,750      2,740
Wells Fargo & Co.                                   8.75%           5/1/2002            1,000      1,023
                                                                                              ----------
                                                                                                 179,389
                                                                                              ----------
INDUSTRIAL (11.7%)
Applied Materials, Inc.                             8.00%           9/1/2004              150        152
Archer-Daniels-Midland Co.                          6.25%          5/15/2003              250        244
Black & Decker Corp.                                7.50%           4/1/2003            3,200      3,182
CSX Corp.                                           7.05%           5/1/2002            2,000      1,972
CVS Corp.                                           5.50%          2/15/2004            4,000      3,746
Clear Channel Communications                       7.875%          6/15/2005              850        853
Conoco Inc.                                         5.90%          4/15/2004            3,500      3,329
Continental Airlines, Inc. Pass-Through Trust      6.331%          4/25/2001            1,092      1,063
Continental Airlines, Inc. Pass-Through Trust       6.41%           8/8/2004            1,594      1,484
Cyprus Minerals Co.                               10.125%           4/1/2002            1,500      1,553
Daimler-Chrysler North America Holding Corp.        6.90%           9/1/2004            5,000      4,898
Daimler-Chrysler North America Holding Corp.        7.40%          1/20/2005            3,000      2,985
Delta Air Lines, Inc.                               7.70%         12/15/2005            5,000      4,817
Dillard's Inc.                                      5.79%         11/15/2001            2,000      1,908
E.I. du Pont de Nemours & Co.                       6.75%         10/15/2004            1,900      1,871
Enterprise Products                                 8.25%          3/15/2005            7,400      7,405
Federated Department Stores, Inc.                   8.50%          6/15/2003            2,000      2,036
First Data Corp.                                   6.625%           4/1/2003            4,200      4,111
Ford Capital BV                                     9.50%           7/1/2001              675        687
Ford Capital BV                                    9.875%          5/15/2002            1,520      1,577
General Motors Acceptance Corp.                     6.75%         12/10/2002            5,000      4,930
General Motors Corp.                               9.125%          7/15/2001            1,000      1,017

--------------------------------------------------------------------------------------------------------
                                                                                         FACE     MARKET
                                                                    MATURITY           AMOUNT     VALUE*
SHORT-TERM BOND INDEX FUND                         COUPON               DATE            (000)      (000)
--------------------------------------------------------------------------------------------------------
Illinois Central Railroad Co.                       6.75%          5/15/2003          $ 3,000  $   2,928
Lucent Technologies                                 6.90%          7/15/2001            1,000        999
Lockheed Martin Corp.                               6.50%          4/15/2003            1,000        966
McDonald's Corp.                                    6.75%          2/15/2003              450        446
MCI Communications Corp.                            7.50%          8/20/2004            1,625      1,619
Monsanto Co.                                       5.625%          12/1/2001            5,500      5,364
News America Holdings Inc.                          8.50%          2/15/2005            2,400      2,456
Norfolk Southern Corp.                             6.875%           5/1/2001            3,150      3,136
Norfolk Southern Corp.                             8.375%          2/15/2005            2,150      2,210
Occidental Petroleum Corp.                          8.50%          11/9/2001            1,500      1,514
Phillips Petroleum Co.                              8.50%          5/25/2005            7,450      7,700
Phillips Petroleum Co.                              9.00%           6/1/2001            1,500      1,521
Praxair, Inc.                                       6.75%           3/1/2003            1,250      1,224
Raytheon Co.                                        5.70%          11/1/2003            4,375      4,124
Raytheon Co.                                        6.45%          8/15/2002              300        293
Raytheon Co.                                        7.90%           3/1/2003            4,000      4,011
Rohm & Haas Co.                                     6.95%          7/15/2004            4,000      3,941
Safeway Inc.                                       5.875%         11/15/2001              750        735
Safeway Inc.                                        6.85%          9/15/2004            3,500      3,400
Sprint Capital Corp.                                6.50%         11/15/2001            6,500      6,423
TCI Communications, Inc.                           6.375%           5/1/2003            2,300      2,245
Tele-Communications, Inc.                           8.25%          1/15/2003              400        408
Time Warner Entertainment                          9.625%           5/1/2002            2,054      2,125
Tyco International Group SA                        6.125%          6/15/2001              400        394
Tyco International Group SA                        6.875%           9/5/2002            2,900      2,850
Union Carbide Corp.                                 6.75%           4/1/2003            2,000      1,967
U S West Communications                             7.20%          11/1/2004            1,000        983
U S West Communications                            7.625%           6/9/2003            1,700      1,697
WorldCom Inc.                                      6.125%          8/15/2001            4,375      4,320
WorldCom Inc.                                       6.25%          8/15/2003            3,000      2,895
WorldCom Inc.                                       7.55%           4/1/2004              650        649
WorldCom Inc.                                      7.875%          5/15/2003            1,050      1,058
Yosemite Security Trust                             8.25%         11/15/2004            3,225      3,203
                                                                                              ----------
                                                                                                 135,624
                                                                                              ----------
UTILITIES (5.2%)
Arizona Public Service Co.                         5.875%          2/15/2004              500        473
Baltimore Gas & Electric Co.                        7.25%           7/1/2002              200        200
CMS Panhandle Holding Co.                          6.125%          3/15/2004            2,800      2,632
Coastal Corp.                                      8.125%          9/15/2002            1,700      1,714
Commonwealth Edison                                7.375%          9/15/2002            1,450      1,439
Commonwealth Edison                                7.375%          9/15/2002            1,500      1,504
Consolidated Edison Co. of New York, Inc.          6.625%           2/1/2002              500        495
Edison International                               6.875%          9/15/2004            2,900      2,823
El Paso Natural Gas                                 6.75%         11/15/2003            2,525      2,459
Enron Corp.                                        7.625%          9/10/2004            1,000      1,004
Enron Corp.                                        9.125%           4/1/2003            2,000      2,071
Florida Power & Light Co.                          6.625%           2/1/2003              210        206
KN Energy, Inc.                                     6.45%         11/30/2001            1,000        984
KN Energy, Inc.                                     6.65%           3/1/2005            6,000      5,730
NRG Northeast Generating LLC                       8.065%           5/5/2002            2,500      2,485
National Rural Utility Co.                          5.00%          10/1/2002              800        761
National Rural Utility Co.                          6.75%           9/1/2001            2,500      2,483
New England Telephone & Telegraph Co.              8.625%           8/1/2001            3,000      3,028
PPL Capital Funding                                 7.75%          4/15/2005            5,800      5,713
Pacific Bell Telephone Co.                          7.00%          7/15/2004            3,175      3,126
Pacific Bell Telephone Co.                          7.25%           7/1/2002              450        451
Pacific Gas & Electric Co.                          6.25%           8/1/2003            1,000        971
Pacific Gas & Electric Co.                         7.875%           3/1/2002            3,000      3,029
Reliant Energy Resources                           8.125%          7/15/2005            2,750      2,746
Texas Utilities Co.                                7.375%           8/1/2001              450        450
Texas Utilities Co.                                8.125%           2/1/2002              600        604
Union Electric Power Co.                            7.65%          7/15/2003            3,000      3,001

                                       32

--------------------------------------------------------------------------------------------------------
                                                                                         FACE     MARKET
                                                                    MATURITY           AMOUNT     VALUE*
                                                   COUPON               DATE            (000)      (000)
--------------------------------------------------------------------------------------------------------
US West Capital Funding, Inc.                      6.125%          7/15/2002          $ 4,000  $   3,896
Virginia Electric & Power Co.                      6.625%           4/1/2003            3,000      2,941
                                                                                              ----------
                                                                                                  60,402
                                                                                              ----------
--------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
  (COST $425,569)                                                                                416,592
--------------------------------------------------------------------------------------------------------
FOREIGN AND INTERNATIONAL AGENCY BONDS (U.S. DOLLAR-DENOMINATED)(6.6%)
--------------------------------------------------------------------------------------------------------
Bank of Nova Scotia                                6.875%           5/1/2003              750        732
China Telecom                                      7.875%          11/2/2004            4,900      4,899
Grand Metropolitan Investment Corp.                8.625%          8/15/2001            1,000      1,014
Hanson Overseas                                    7.375%          1/15/2003            1,250      1,237
KFW International Finance, Inc.                    9.125%          5/15/2001              400        407
Korea Electric Power                               6.375%          12/1/2003              310        293
Korea Electric Power                                7.00%           2/1/2007            1,650      1,517
Korean Development Bank                            6.625%         11/21/2003            3,775      3,621
Korean Development Bank                            7.125%          4/22/2004            5,400      5,218
National Westminster Bancorp Inc.                   9.45%           5/1/2001              250        254
Noranda, Inc.                                      8.125%          6/15/2004            1,000        995
Noranda, Inc.                                      8.625%          7/15/2002              500        503
Pemex Finance Ltd.                                 6.125%          2/15/2002            1,073      1,044
Pemex Finance Ltd.                                  9.14%          5/15/2003            5,000      5,070
Petro Geo-Services                                  6.25%         11/19/2003            3,000      2,843
Petroliam Nasional Bhd.                            8.875%           8/1/2004            2,000      2,050
Pohang Iron & Steel Co. Ltd.                       7.125%          7/15/2004            1,000        962
Province of Manitoba                               6.875%          9/15/2002            3,500      3,476
Province of Manitoba                                7.75%           2/1/2002            1,500      1,511
Province of Manitoba                                8.75%          5/15/2001            1,000      1,012
Province of Ontario                                7.625%          6/22/2004            5,000      5,066
Province of Ontario                                 7.75%           6/4/2002              550        556
Province of Ontario                                 8.00%         10/17/2001            5,360      5,411
Province of Saskatchewan                           6.625%          7/15/2003            4,500      4,423
Province of Saskatchewan                            8.00%          7/15/2004            3,900      4,014
Republic of Finland                                7.875%          7/28/2004            3,500      3,615
Seagram Co.Ltd.                                     6.50%           4/1/2003            1,400      1,343
Telecomunicaciones de Puerto Rico                   6.15%          5/15/2002            3,200      3,106
Telefonica de Argentina                           11.875%          11/1/2004            4,000      4,200
United Mexican States                              9.875%          1/15/2007              500        516
Vodafone Airtouch PLC                              7.625%          2/15/2005            5,000      5,020
--------------------------------------------------------------------------------------------------------
TOTAL FOREIGN AND INTERNATIONAL AGENCY BONDS
  (COST $76,937)                                                                                  75,928
--------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (4.9%)
--------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled Cash Account              6.71%           7/3/2000            4,315      4,315
Collateralized by U.S. Government
  Obligations in a Pooled Cash
  Account--Note G                                   6.73%           7/3/2000           51,563     51,563
--------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $55,878)                                                                                  55,878
--------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (103.0%)
  (COST $1,202,721)                                                                            1,185,533
--------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES--NET (-3.0%)                                                       (34,388)
--------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------
Applicable to 118,260,610 outstanding $.001 par value shares
  of beneficial interest (unlimited authorization)                                            $1,151,145
========================================================================================================

NET ASSET VALUE PER SHARE                                                                          $9.73
========================================================================================================

*See Note A in Notes to Financial Statements.

(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
                                                                                                  VALUE*
SHORT-TERM BOND INDEX FUND                                                                         (000)
--------------------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------------------------------
ASSETS
Investments in Securities, at Value                                                           $1,185,533
Receivables for Investment Securities Sold                                                        40,535
Other Assets--Note B                                                                              30,966
                                                                                              ----------
  Total Assets                                                                                 1,257,034
                                                                                              ----------
LIABILITIES
Payables for Investment Securities Purchased                                                      49,202
Security Lending Collaterial Payable to Brokers--Note G                                           51,563
Other Liabilities                                                                                  5,124
                                                                                              ----------
  Total Liabilities                                                                              105,889
                                                                                              ----------
--------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                    $1,151,145
========================================================================================================

--------------------------------------------------------------------------------------------------------
 AT JUNE 30, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------
                                                                                       AMOUNT        PER
                                                                                        (000)      SHARE

--------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                   $1,174,879      $9.94
 Undistributed Net Investment Income                                                       --         --
 Accumulated Net Realized Losses                                                       (6,546)      (.06)
 Unrealized Depreciation--Note F                                                      (17,188)      (.15)
---------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                         $1,151,145     $9.73
========================================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                         FACE     MARKET
                                                                    MATURITY           AMOUNT     VALUE*
INTERMEDIATE-TERM BOND INDEX FUND                  COUPON               DATE            (000)      (000)
--------------------------------------------------------------------------------------------------------
U.S GOVERNMENT AND AGENCY OBLIGATIONS (46.2%)
--------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (35.2%)
U.S. Treasury Bond                                  5.50%          5/15/2009         $101,365  $  96,989
U.S. Treasury Bond                                 9.375%          2/15/2006            1,675      1,917
U.S. Treasury Bond                                 10.00%          5/15/2010           12,765     14,611
U.S. Treasury Bond                                10.375%         11/15/2012          135,425    166,456
U.S. Treasury Bond                                 12.75%         11/15/2010           44,450     56,878
U.S. Treasury Bond                                 13.25%          5/15/2014           34,525     50,344
U.S. Treasury Note                                  6.50%         10/15/2006            6,785      6,870
U.S. Treasury Note                                 6.625%          5/15/2007            4,300      4,393
U.S. Treasury Note                                  7.00%          7/15/2006          114,025    118,203
                                                                                              ----------
                                                                                                 516,661
                                                                                              ----------
AGENCY NOTES (11.0%)
Federal Home Loan Bank                              5.79%          4/27/2009           10,000      9,089
Federal Home Loan Bank                             5.865%           9/2/2008           10,000      9,222
Federal Home Loan Bank                              5.88%         11/25/2008            5,000      4,587
Federal Home Loan Bank                             5.925%           4/9/2008            4,000      3,718
Federal Home Loan Bank                              6.50%          8/15/2007           27,800     26,711
Federal Home Loan Mortgage Corp.                    6.13%          2/12/2009            7,000      6,466
Federal Home Loan Mortgage Corp.                    6.45%          4/29/2009           25,000     23,178
Federal National Mortgage Assn.                     5.64%         12/10/2008           10,380      9,391
Federal National Mortgage Assn.                     6.09%          2/20/2009           10,000      9,216
Federal National Mortgage Assn.                     6.18%          2/19/2009            3,000      2,783
Federal National Mortgage Assn.                     6.19%           7/7/2008            4,325      4,046
Federal National Mortgage Assn.                     6.40%          5/14/2009           20,000     18,535
Federal National Mortgage Assn.                     6.52%           3/5/2008           19,075     18,134
Tennessee Valley Auth.                             5.375%         11/13/2008           18,503     16,432
                                                                                              ----------
                                                                                                 161,508
                                                                                              ----------
--------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (COST $693,097)                                                                                678,169
--------------------------------------------------------------------------------------------------------
CORPORATE BONDS (43.6%)
--------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (1.9%)
California Infrastructure & Econ. Dev. Bank
  Special Purpose Trust PG&E                        6.38%           4/4/2005 (1)        5,500      5,304
California Infrastructure & Econ. Dev. Bank
  Special Purpose Trust PG&E                        6.42%          3/25/2005 (1)        2,400      2,326
Citibank Credit Card Master Trust                  5.875%          3/10/2011 (1)        7,500      6,685
Citicorp Lease Pass-Through Trust                   7.22%          6/15/2005 (1)          750        736
Citicorp Lease Pass-Through Trust                   8.04%         12/15/2019 (1)        2,100      2,090
Mach One CDO                                        6.70%          3/15/2030 (1)        2,500      2,320
PECO Energy Transition Trust                        6.05%           7/4/2006 (1)        9,000      8,341
                                                                                              ----------
                                                                                                  27,802
                                                                                              ----------

FINANCE (16.4%)
ABN-AMRO Bank                                      7.125%          6/18/2007            5,000      4,892
Allstate Corp.                                      7.20%          12/1/2009            8,000      7,598
Bank of New York                                    7.30%          12/1/2009            8,000      7,712
BankAmerica Corp.                                   6.20%          2/15/2006            1,600      1,492
BankAmerica Corp.                                  7.125%           5/1/2006            1,750      1,702
BankAmerica Corp.                                  9.375%          9/15/2009            8,447      9,210
BankBoston NA                                      6.375%          3/25/2008            7,050      6,400
Bear Stearns & Co., Inc.                            6.75%         12/15/2007            3,000      2,780
Bear Stearns & Co., Inc.                           7.625%          12/7/2009            6,000      5,747
Chemical Bank Corp.                                6.125%          11/1/2008              500        447
Citicorp                                           7.625%           5/1/2005            7,500      7,561
CNA Financial Corp.                                 6.50%          4/15/2005            2,000      1,801
Conseco Inc.                                        9.00%         10/15/2006            6,750      4,541
CoreStates Capital Corp.                           6.625%          3/15/2005            2,400      2,276
Countrywide Home Loan                              6.935%          7/16/2007            1,490      1,390
Equitable Cos. Inc.                                 6.50%           4/1/2008            2,000      1,833
ERAC USA Finance Co.                                7.95%         12/15/2009            4,000      3,877
First Chicago Corp.                                6.375%          1/30/2009            5,000      4,484

                                       35

--------------------------------------------------------------------------------------------------------
                                                                                         FACE     MARKET
                                                                    MATURITY           AMOUNT     VALUE*
INTERMEDIATE-TERM BOND INDEX FUND                  COUPON               DATE            (000)      (000)
--------------------------------------------------------------------------------------------------------
Fleet Financial Group, Inc.                        7.125%          4/15/2006         $  1,300  $   1,252
Ford Motor Credit Co.                               5.80%          1/12/2009           10,000      8,729
Ford Motor Credit Co.                              7.375%         10/28/2009            6,000      5,803
Ford Motor Credit Co.                               7.75%          3/15/2005              115        115
General Electric Capital Corp.                     7.375%          1/19/2010            2,000      2,016
General Electric Capital Corp.                      8.85%           3/1/2007            5,000      5,436
General Motors Acceptance Corp.                    6.125%          1/22/2008            5,000      4,535
General Motors Acceptance Corp.                     7.75%          1/19/2010           11,200     11,120
John Hancock Global Funding II                      7.90%           7/2/2010            5,000      5,028
Household Finance Corp.                             6.40%          6/17/2008            3,785      3,420
Household Finance Corp.                             7.65%          5/15/2007            1,000        989
Lehman Brothers Holdings Inc.                      6.625%          2/15/2008            4,550      4,084
Lehman Brothers Holdings Inc.                      6.625%           2/5/2006            5,260      4,883
Lehman Brothers Holdings Inc.                      7.375%          1/15/2007            5,000      4,740
Liberty Financial Co.                               6.75%         11/15/2008            3,000      2,653
Mack-Cali Realty                                    7.25%          3/15/2009            2,000      1,814
Mellon Bank NA                                      6.50%           8/1/2005            3,000      2,854
Merrill Lynch & Co.                                 6.00%          2/17/2009           10,000      8,841
MONY Group Inc.                                     8.35%          3/15/2010            6,000      5,926
Morgan Stanley, Dean Witter Discover & Co.         6.875%           3/1/2007            3,000      2,861
NAC Re Corp.                                        7.15%         11/15/2005            2,500      2,411
National Rural Utilities                            6.42%           5/1/2008            3,000      2,778
NationsBank Corp.                                   6.50%          3/15/2006            5,900      5,574
PaineWebber Group, Inc.                            7.625%          12/1/2009            5,600      5,277
Private Export Funding Corp.                        7.20%         11/15/2010            9,900      9,926
Prudential Insurance Co. of America                6.375%          7/23/2006            2,000      1,848
Realty Income Corp.                                 7.75%           5/6/2007            2,000      1,865
Reckson Operating Partnership LP                    7.75%          3/15/2009            1,800      1,679
Republic New York Corp.                             7.75%          5/15/2009            2,400      2,337
Salomon Smith Barney Holdings Inc.                 6.875%          6/15/2005            3,300      3,195
SunTrust Bank Atlanta                               7.25%          9/15/2006            1,000        969
SunTrust Banks, Inc.                                6.25%           6/1/2008            2,000      1,813
SunTrust Banks, Inc.                               7.375%           7/1/2006            2,400      2,355
Susa Partnership LP                                 7.00%          12/1/2007            3,000      2,709
Swiss Bank Corp.                                    7.25%           9/1/2006            4,000      3,920
The Chase Manhattan Corp.                           6.00%          11/1/2005            3,800      3,537
The Chase Manhattan Corp.                          6.375%           4/1/2008            8,500      7,788
The Chase Manhattan Corp.                           6.50%           8/1/2005            1,200      1,145
The Chase Manhattan Corp.                          7.125%           2/1/2007            1,650      1,591
US Bank Minnesota                                   5.70%         12/15/2008            2,000      1,718
US Bank Minnesota                                   6.50%           2/1/2008            5,000      4,573
Wachovia Corp.                                     5.625%         12/15/2008            1,350      1,161
Wachovia Corp.                                      6.25%           8/4/2008            5,400      4,867
Wachovia Corp.                                     6.625%         11/15/2006              250        237
Wells Fargo & Co.                                  6.875%           4/1/2006            3,000      2,888
                                                                                              ----------
                                                                                                 241,003
                                                                                              ----------
INDUSTRIAL (19.5%)
Allied Signal Inc.                                  6.20%           2/1/2008            3,700      3,455
American Airlines Inc.                             7.024%         10/15/2009            7,800      7,294
Anheuser-Busch Cos., Inc.                           7.10%          6/15/2007            3,400      3,335
Ashland Inc.                                        6.86%           5/1/2009            7,500      6,852
Baker Hughes Inc.                                   6.25%          1/15/2009            7,500      6,844
C.R. Bard, Inc.                                     6.70%          12/1/2026            2,300      2,176
Borg-Warner Automotive                              6.50%          2/15/2009            6,000      5,202
Burlington Northern Santa Fe Corp.                 6.375%         12/15/2005            3,000      2,838
Burlington Northern Sante Fe Corp.                  9.25%          10/1/2006            2,000      2,153
CSX Corp.                                           9.00%          8/15/2006            2,600      2,689
Caterpillar, Inc.                                  9.375%          8/15/2011            1,550      1,715
Caterpillar, Inc.                                   9.00%          4/15/2006              600        637
Comcast Cablevision                                8.375%           5/1/2007            4,500      4,640
Conoco Inc.                                         6.35%          4/15/2009           10,000      9,301
Continental Airlines, Inc. (Equipment
  Trust Certificates)                              6.648%          3/15/2019            2,318      2,102
Daimler-Chrysler North America Holding Corp.        7.20%           9/1/2009           10,000      9,632

--------------------------------------------------------------------------------------------------------
                                                                                         FACE     MARKET
                                                                    MATURITY           AMOUNT     VALUE*
                                                   COUPON               DATE            (000)      (000)
--------------------------------------------------------------------------------------------------------
Delta Air Lines, Inc.                               7.90%         12/15/2009         $  8,600  $   8,044
Delta Air Lines, Inc. (Equipment Trust
  Certificates)                                     8.54%           1/2/2007              421        423
Dillard's Inc.                                     6.625%         11/15/2008            3,000      2,431
Dillard's Inc.                                     7.375%           6/1/2006            2,100      1,844
E.I. du Pont de Nemours & Co.                      6.875%         10/15/2009            8,000      7,764
First Data Corp.                                   6.375%         12/15/2007            3,500      3,258
Fort James Corp.                                   6.875%          9/15/2007            5,000      4,707
Harrahs Operating Co., Inc.                         7.50%          1/15/2009            5,000      4,614
Imperial Tobacco                                   7.125%           4/1/2009            3,775      3,363
International Business Machines Corp.               6.45%           8/1/2007            4,000      3,834
International Paper Co.                            7.875%           8/1/2006               35         35
Kroger Co.                                         7.625%          9/15/2006            8,000      7,796
Kroger Co.                                          7.65%          4/15/2007              530        517
Kroger Co.                                          8.05%           2/1/2010              700        695
Kroger Co.                                          8.15%          7/15/2006            3,800      3,798
Lafarge Corp.                                      6.375%          7/15/2005            4,500      4,169
Lockheed Martin Corp.                               7.70%          6/15/2008            3,800      3,723
MCI Communications Corp.                            6.50%          4/15/2010            2,150      1,950
Monsanto Co.                                        6.00%          12/1/2005            6,000      5,564
Noble Drilling Corp.                                6.95%          3/15/2009            4,000      3,793
Norfolk Southern Corp.                              7.40%          9/15/2006            4,545      4,434
Northrop Grumman Corp.                              7.00%           3/1/2006            3,500      3,333
Philip Morris Cos., Inc.                            7.00%          7/15/2005            2,200      2,082
Philips Petroleum Co.                               8.75%          5/25/2010           11,000     11,595
Praxair, Inc.                                       6.90%          11/1/2006            3,900      3,726
Raytheon Co.                                        6.75%          8/15/2007            8,100      7,555
Raytheon Co.                                        8.30%           3/1/2010            6,000      6,096
Republic Service Inc.                              7.125%          5/15/2009            2,350      2,107
Rohm & Haas Co.                                     7.40%          7/15/2009            7,000      6,960
Safeway Inc.                                        7.00%          9/15/2007            2,700      2,579
Sears, Roebuck & Co. Acceptance Corp.              6.125%          1/15/2006              150        138
Sears, Roebuck & Co. Acceptance Corp.               6.75%          9/15/2005            3,000      2,857
TCI Communications, Inc.                            7.25%           8/1/2005            5,685      5,589
Texaco Capital Inc.                                 5.70%          12/1/2008            5,000      4,525
Texas Instruments Inc.                             6.125%           2/1/2006            3,100      2,902
Time Warner Inc.                                    7.48%          1/15/2008            2,050      2,012
Time Warner Inc.                                    7.75%          6/15/2005            6,500      6,550
Time Warner Inc.                                    8.18%          8/15/2007            2,250      2,302
Tosco Corp.                                         7.25%           1/1/2007            3,000      2,910
Union Carbide Corp.                                 6.70%           4/1/2009            7,000      6,603
Union Oil Co. of California                        9.125%          2/15/2006            9,000      9,489
Union Pacific Corp.                                 6.40%           2/1/2006           10,965     10,247
Union Pacific Corp.                                 7.60%           5/1/2005            3,200      3,193
US Airways Pass-Through Trust                       8.11%          2/20/2017            7,000      6,613
Worldcom Inc.                                       8.00%          5/15/2006           27,000     27,379
                                                                                              ----------
                                                                                                 286,963
                                                                                              ----------
UTILITIES (5.8%)
Ameritech Capital Funding                           6.15%          1/15/2008            6,000      5,464
CMS Panhandle Holding Co.                           6.50%          7/15/2009            7,000      6,281
Coastal Corp.                                      6.375%           2/1/2009            5,000      4,532
Coastal Corp.                                       6.50%          5/15/2006            5,280      4,970
Coastal Corp.                                       6.50%           6/1/2008              500        461
Dominion Resources Inc.                            8.125%          6/15/2010            1,500      1,513
El Paso Energy Corp.                                6.75%          5/15/2009            9,000      8,377
Enron Corp.                                         6.75%           8/1/2009            4,500      4,203
Enron Corp.                                        6.875%         10/15/2007            1,500      1,434
Enron Corp.                                        7.125%          5/15/2007            2,546      2,472
FPL Group Capital                                  7.625%          9/15/2006           10,000     10,020
GTE Northwest Inc.                                  5.55%         10/15/2008            3,000      2,589
GTE South Inc.                                     6.125%          6/15/2007            2,000      1,830
HNG Internorth                                     9.625%          3/15/2006            2,000      2,170
National Rural Utility Co.                          6.20%           2/1/2008            4,850      4,439
New York Telephone Co.                             6.125%          1/15/2010            5,500      4,879

                                       37

--------------------------------------------------------------------------------------------------------
                                                                                         FACE     MARKET
                                                                    MATURITY           AMOUNT     VALUE*
INTERMEDIATE-TERM BOND INDEX FUND                  COUPON               DATE            (000)      (000)
--------------------------------------------------------------------------------------------------------
PP&L Resources Inc.                                 6.55%           3/1/2006         $  1,325  $   1,241
Southern California Edison Co.                     6.375%          1/15/2006            3,000      2,814
Southern California Edison Co.                     7.625%          1/15/2010            4,000      4,018
Southwestern Bell Telephone Co.                    6.625%          7/15/2007            6,000      5,693
Texaco Capital Inc.                                 5.50%          1/15/2009            3,000      2,666
Texas Utility Co.                                   7.17%           8/1/2007            3,500      3,330
Union Electric Power Co.                            6.75%           5/1/2008              120        113
                                                                                              ----------
                                                                                                  85,509
                                                                                              ----------
--------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
  (COST $675,879)                                                                                641,277
--------------------------------------------------------------------------------------------------------
FOREIGN AND INTERNATIONAL AGENCY BONDS (U.S. DOLLAR-DENOMINATED)(8.6%)
--------------------------------------------------------------------------------------------------------
Ahold Finance USA Inc.                              6.25%           5/1/2009            8,000      7,113
Bank of Tokyo-Mitsubishi Ltd.                       8.40%          4/15/2010            3,100      3,134
DBS Group Holdings LTD                             7.875%          4/15/2010            1,000        990
The Development Bank of Singapore Ltd.             7.875%          8/10/2009            4,000      3,961
Embotelladora Andina SA                            7.875%          10/1/2097            1,000        750
Falconbridge Ltd.                                   7.35%          11/1/2006            1,500      1,400
Grand Metropolitan Investment Corp.                 9.00%          8/15/2011            3,000      3,300
Israel Electric Corp.                               7.75%           3/1/2009            2,250      2,171
Korea Development Bank                              6.75%          12/1/2005            2,000      1,871
Korea Electric Power                                7.00%           2/1/2007            8,920      8,203
Korea Electric Power                                7.75%           4/1/2013            1,500      1,362
Kowloon-Canton Railway                              8.00%          3/15/2010            4,400      4,437
Malaysia                                            8.75%           6/1/2009            2,550      2,633
National Australia Bank                             6.60%         12/10/2007            9,100      8,479
Noranda, Inc.                                       7.00%          7/15/2005            3,000      2,830
Pemex Finance Ltd.                                  9.69%          3/31/2007            4,200      4,360
Petro Geo-Services                                 6.625%          3/30/2008            5,325      4,830
Petro Geo-Services                                  7.50%          3/31/2007            4,830      4,650
Pohang Iron & Steel Co.                            7.375%          5/15/2005            5,000      4,822
Province of British Columbia                       5.375%         10/29/2008            7,000      6,172
Province of Quebec                                  5.75%          2/15/2009           10,000      8,935
Province of Saskatchewan                           7.125%          3/15/2008              600        593
Republic of Chile                                  6.875%          4/28/2009            6,000      5,551
Republic of South Africa                           9.125%          5/19/2009            2,600      2,545
The State of Qatar                                  9.50%          5/21/2009            2,100      2,159
Swiss Bank Corp.                                    6.75%          7/15/2005            2,000      1,940
Telecomunicaciones de Puerto Rico                   6.65%          5/15/2006            2,400      2,254
Toronto-Dominion Bank                               6.50%          8/15/2008            3,000      2,756
TPSA Finance BV                                     7.75%         12/10/2008            6,045      5,714
United Mexican States                              9.875%           2/1/2010           10,000     10,435
Vodafone Airtouch PLC                               7.75%          2/15/2010            5,700      5,659
--------------------------------------------------------------------------------------------------------
TOTAL FOREIGN AND INTERNATIONAL AGENCY BONDS
  (COST $131,688)                                                                                126,009
--------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (14.5%)
--------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account                          6.71%           7/3/2000            7,906      7,906
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account--Note G            6.71%-6.73%           7/3/2000          205,087    205,087
--------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $212,993)                                                                                212,993
--------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (112.9%)
  (COST $1,713,657)                                                                            1,658,448
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
                                                                                                  VALUE*
INTERMEDIATE-TERM BOND INDEX FUND                                                                 (000)
--------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-12.9%)
--------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                         $   50,130
Security Lending Collateral Payable to Brokers--Note G                                         (205,087)
Other Liabilities                                                                               (34,551)
                                                                                             -----------
                                                                                               (189,508)
--------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------
Applicable to 154,299,863 outstanding $.001 par value shares
  of beneficial interest (unlimited authorization)                                           $1,468,940
========================================================================================================

NET ASSET VALUE PER SHARE                                                                         $9.52
========================================================================================================

*See Note A in Notes to Financial Statements.

(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

CDO--Collateralized Debt Obligation.

---------------------------------------------------------------------------------------------------------
 AT JUNE 30, 2000, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------------------------------------------
                                                                                       AMOUNT        PER
                                                                                        (000)      SHARE
---------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                   $1,554,769     $10.08
 Undistributed Net Investment Income                                                       --         --
 Accumulated Net Realized Losses                                                      (30,620)      (.20)
 Unrealized Depreciation--Note F                                                      (55,209)      (.36)
---------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                        $1,468,940     $ 9.52
=========================================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                         FACE     MARKET
                                                                       MATURITY        AMOUNT     VALUE*
LONG-TERM BOND INDEX FUND                          COUPON                  DATE         (000)      (000)
--------------------------------------------------------------------------------------------------------
U.S GOVERNMENT AND AGENCY OBLIGATIONS (63.1%)
--------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (58.5%)
U.S. Treasury Bond                                 6.625%             2/15/2027      $  5,980   $  6,339
U.S. Treasury Bond                                  6.75%             8/15/2026        20,045     21,537
U.S. Treasury Bond                                  7.50%            11/15/2024         3,835      4,459
U.S. Treasury Bond                                 7.625%            11/15/2022        46,045     53,770
U.S. Treasury Bond                                  8.00%            11/15/2021        13,710     16,541
U.S. Treasury Bond                                 8.125%   8/15/2019-8/15/2021        30,030     36,474
U.S. Treasury Bond                                  8.50%             2/15/2020           900      1,126
U.S. Treasury Bond                                  8.75%   5/15/2017-8/15/2020         6,100      7,810
U.S. Treasury Bond                                 8.875%   8/15/2017-2/15/2019        12,940     16,492
U.S. Treasury Bond                                  9.25%             2/15/2016           810      1,049
U.S. Treasury Bond                                10.375% 11/15/2009-11/15/2012        12,550     15,337
U.S. Treasury Bond                                10.625%             8/15/2015         6,180      8,784
U.S. Treasury Bond                                 11.25%             2/15/2015         6,540      9,626
U.S. Treasury Bond                                 12.75%            11/15/2010         1,900      2,431
U.S. Treasury Bond                                 13.25%             5/15/2014         2,585      3,769
                                                                                              ----------
                                                                                                 205,544
                                                                                              ----------
AGENCY NOTES (4.6%)
Federal National Mortgage Assn.                     6.25%             5/15/2029           500        447
Federal National Mortgage Assn.                    7.125%             1/15/2030         9,667      9,708
Tennessee Valley Auth.                              6.25%            12/15/2017         1,100        993
Tennessee Valley Auth.                              6.75%             11/1/2025         2,500      2,393
Tennessee Valley Auth.                             6.875%            12/15/2043         3,000      2,736
                                                                                              ----------
                                                                                                  16,277
                                                                                              ----------
--------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (COST $219,581)                                                                                221,821
--------------------------------------------------------------------------------------------------------
CORPORATE BONDS (27.8%)
--------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (0.2%)
Citicorp Lease Pass-Through Trust                   7.22%             6/15/2005 (1)       150        147
Citicorp Lease Pass-Through Trust                   8.04%            12/15/2019 (1)       450        448
                                                                                              ----------
                                                                                                     595
                                                                                              ----------
FINANCE (5.4%)
ABN-AMRO Bank                                      7.125%            10/15/2093         1,000        848
American General Capital II                         8.50%              7/1/2030         1,000      1,001
Bank of America Institute                           8.07%            12/31/2026         1,500      1,342
Bank of New York Capital I                          7.97%            12/31/2026           375        339
BT Capital Trust B                                  7.90%             1/15/2027           200        172
Chase Capital I                                     7.67%             12/1/2026         1,900      1,659
CIGNA Corp.                                        7.875%             5/15/2027           175        157
CIGNA Corp.                                         8.30%             1/15/2033           500        472
Citicorp Capital II                                8.015%             2/15/2027           450        408
Dean Witter, Discover & Co.                         6.75%            10/15/2013           200        179
Equitable Companies Inc.                            7.00%              4/1/2028           200        175
Fleet Capital Trust II                              7.92%            12/11/2026           400        352
Ford Motor Credit Co.                              6.375%              2/1/2029         1,500      1,228
General Electric Capital Corp.                      6.90%             9/15/2015         1,000        946
Household Finance Corp.                             6.45%              2/1/2009            70         63
Lehman Brothers Holdings Inc.                      6.625%             2/15/2008           950        853
Liberty Financial Co.                               6.75%            11/15/2008         1,000        884
Mellon Capital II                                  7.995%             1/15/2027         2,100      1,892
Merrill Lynch & Co.                                6.875%            11/15/2018         1,250      1,100
NationsBank Corp.                                   7.25%            10/15/2025           375        338
NB Capital Trust IV                                 8.25%             4/15/2027           400        365
Norwest Corp.                                       6.65%            10/15/2023            60         50
Progressive Corp.                                  6.625%              3/1/2029         1,000        787
Security Capital Pacific Trust                      8.05%              4/1/2017           200        179
Spieker Properties Inc.                             7.50%             10/1/2027           300        254
Summit Properties Inc.                              7.20%             8/15/2007           550        496
Suntrust Capital                                    7.90%             6/15/2027           750        672
Susa Partnership                                    7.50%             12/1/2027           400        327

--------------------------------------------------------------------------------------------------------
                                                                                         FACE     MARKET
                                                                       MATURITY        AMOUNT     VALUE*
                                                   COUPON                  DATE         (000)      (000)
--------------------------------------------------------------------------------------------------------
Travelers/Aetna Property Casualty Corp.             7.75%             4/15/2026       $   275   $    260
U.S. Bancorp                                        8.27%            12/15/2026           750        686
Wells Fargo Capital I                               7.96%            12/15/2026           400        361
                                                                                              ----------
                                                                                                  18,845
                                                                                              ----------
INDUSTRIAL (17.7%)
Anadarko Petroleum Corp.                            7.20%             3/15/2029         2,000      1,831
Anheuser-Busch Cos., Inc.                           6.75%            12/15/2027           250        220
Anheuser-Busch Cos., Inc.                          7.125%              7/1/2017           600        553
Apache Corp.                                       7.625%              7/1/2019         1,500      1,433
Archer-Daniels-Midland Co.                         8.875%             4/15/2011            80         86
Auburn Hills                                       12.00%              5/1/2020           260        365
Baker Hughes Inc.                                  6.875%             1/15/2029         1,500      1,318
C.R. Bard, Inc.                                     6.70%             12/1/2026           500        473
Bayer Corp.                                         6.65%             2/15/2028           500        435
The Boeing Co.                                     6.625%             2/15/2038           700        590
Borg-Warner Automotive                             7.125%             2/15/2029         2,000      1,593
Burlington Northern Santa Fe Corp.                  6.75%             3/15/2029         1,000        849
Burlington Northern Santa Fe Corp.                 6.875%             2/15/2016           300        270
Burlington Northern Santa Fe Corp.                  7.00%            12/15/2025           800        706
Burlington Northern Sante Fe Corp.                  7.25%              8/1/2097           250        214
CSX Corp.                                           8.10%             9/15/2022           600        576
CSX Corp.                                          8.625%             5/15/2022         1,025      1,038
Caterpillar Inc.                                   7.375%              3/1/2097            50         44
Caterpillar Inc.                                   9.375%             8/15/2011           450        498
Chrysler Corp.                                      7.45%              2/1/2097           225        206
Comcast Cablevision                                8.875%              5/1/2017           500        535
Conoco Inc.                                         6.95%             4/15/2029         2,000      1,821
Continental Airlines, Inc. (Equipment Trust
  Certificates)                                    6.648%             3/15/2019           452        410
Dayton Hudson Corp.                                 6.65%              8/1/2028           500        424
Dayton Hudson Corp.                                 6.75%              1/1/2028           750        644
Deere & Co.                                         8.50%              1/9/2022           115        119
Delta Air Lines Inc.                                8.30%            12/15/2029         1,700      1,492
Dillard's Inc.                                      7.75%             5/15/2027           750        569
The Walt Disney Co.                                 7.55%             7/15/2093           975        911
Dow Chemical Co.                                   7.375%             11/1/2029         1,000        971
Eastman Chemical Co.                                7.25%             1/15/2024           250        220
Eastman Chemical Co.                                7.60%              2/1/2027           150        135
Federated Department Stores, Inc.                   7.00%             2/15/2028           400        337
Federated Department Stores, Inc.                   7.45%             7/15/2017           900        824
Ford Capital BV                                     9.50%              6/1/2010           180        200
Ford Motor Co.                                      8.90%             1/15/2032         1,000      1,086
Ford Motor Co.                                      9.98%             2/15/2047           100        121
Georgia-Pacific Corp.                               7.75%            11/15/2029         1,500      1,363
International Business Machines Corp.               7.00%            10/30/2025           350        330
International Business Machines Corp.              7.125%             12/1/2096           500        457
Kroger Co.                                          8.00%             9/15/2029         1,750      1,665
Lucent Technologies, Inc.                           6.50%             1/15/2028           500        444
May Department Stores Co.                           6.70%             9/15/2028         1,375      1,157
May Department Stores Co.                           9.75%             2/15/2021            40         45
MCI Communications Corp.                            6.50%             4/15/2010           625        567
MCI Communications Corp.                            7.75%             3/23/2025           250        233
Mobil Corp.                                        7.625%             2/23/2033           230        219
Monsanto Co.                                        6.85%             12/1/2028         1,000        866
News America Holdings Inc.                          7.75%             1/20/2024         1,000        909
News America Holdings Inc.                          8.00%            10/17/2016           750        710
News America Holdings Inc.                          9.25%              2/1/2013         1,500      1,600
Noble Drilling Corp.                                7.50%             3/15/2019         2,000      1,896
Norfolk Southern Corp.                              7.70%             5/15/2017           400        384
Norfolk Southern Corp.                              7.80%             5/15/2027           325        311
Norfolk Southern Corp.                              7.90%             5/15/2097           100         92
Northrop Grumman Corp.                             9.375%            10/15/2024           400        404
Phillips Petroleum Co.                              8.49%              1/1/2023           900        878
Phillips Petroleum Co.                              8.75%             5/25/2010         2,500      2,635

--------------------------------------------------------------------------------------------------------
                                                                                         FACE     MARKET
                                                                       MATURITY        AMOUNT     VALUE*
LONG-TERM BOND INDEX FUND                          COUPON                  DATE         (000)      (000)
--------------------------------------------------------------------------------------------------------
Raytheon Co.                                        6.75%             3/15/2018      $    800  $     687
Raytheon Co.                                        7.00%             11/1/2028           400        342
Rohm & Haas Co.                                     7.85%             7/15/2029         1,750      1,770
Rohm & Haas Co.                                     9.80%             4/15/2020           550        623
Sears, Roebuck & Co.                               9.375%             11/1/2011           395        426
Sprint Capital Corp.                               6.875%            11/15/2028         1,250      1,086
TCI Communications, Inc.                           7.875%              8/1/2013         1,000        996
Tele-Communications, Inc.                          9.875%             6/15/2022           500        593
Texaco Capital Corp.                               8.875%              9/1/2021           155        177
Time Warner Entertainment                          8.375%             3/15/2023         1,650      1,685
Time Warner Inc.                                    7.57%              2/1/2024           500        467
Tosco Corp.                                         7.80%              1/1/2027           350        338
Tosco Corp.                                        8.125%             2/15/2030         1,500      1,513
Tyco International Group SA                        6.875%             1/15/2029         1,500      1,282
Union Carbide Corp.                                 7.75%             10/1/2096         1,150      1,091
Union Carbide Corp.                                7.875%              4/1/2023           220        216
Union Oil Co. of California                         7.50%             2/15/2029         1,000        932
Union Pacific Corp.                                6.625%              2/1/2029         1,250      1,037
Union Pacific Corp.                                 7.00%              2/1/2016           550        496
Union Pacific Corp.                                8.625%             5/15/2022            35         36
United Technologies Corp.                           6.70%              8/1/2028           500        449
United Technologies Corp.                          8.875%            11/15/2019           545        613
Wal-Mart Stores                                     7.55%             2/15/2030         2,000      2,046
Westvaco Corp.                                      8.20%             1/15/2030         2,000      1,942
WorldCom Inc.                                       6.95%             8/15/2028           500        441
                                                                                              ----------
                                                                                                  62,566
                                                                                              ----------
UTILITIES (4.5%)
AT&T Corp.                                          8.35%             1/15/2025           300        299
Arizona Public Service Co.                          7.25%              8/1/2023           200        179
CMS Panhandle Holding Co.                           7.00%             7/15/2029         1,500      1,320
Coastal Corp.                                       7.42%             2/15/2037         1,000        910
Coastal Corp.                                       7.75%            10/15/2035           400        379
Coastal Corp.                                      9.625%             5/15/2012           300        336
Commonwealth Edison                                 7.50%              7/1/2013           750        721
Dominion Resources Inc.                            8.125%             6/15/2010           500        504
Enron Corp.                                         6.95%             7/15/2028         1,000        878
GTE Corp.                                           8.75%             11/1/2021           900        969
Illinois Power Co.                                  7.50%             7/15/2025           300        266
Michigan Bell Telephone Co.                         7.50%             2/15/2023         1,040        941
NRG Northeast Generating                           9.292%            12/15/2024         2,000      1,962
New England Telephone & Telegraph Co.              6.875%             10/1/2023           110         92
New England Telephone & Telegraph Co.              7.875%            11/15/2029           600        590
New England Telephone & Telegraph Co.               9.00%              8/1/2031           250        269
New York Telephone Co.                             6.125%             1/15/2010         1,000        887
Pacific Gas & Electric Co.                          8.25%             11/1/2022         1,000        980
Southwestern Bell Telephone Co.                     7.25%             7/15/2025           450        405
Southwestern Bell Telephone Co.                    7.625%              3/1/2023            45         42
Texas Utilities Co.                                7.875%              3/1/2023         1,090      1,006
Texas Utilities Co.                                 8.75%             11/1/2023            50         49
U S West Communications Inc.                        7.25%             9/15/2025         1,000        909
Virginia Electric & Power Co.                       6.75%             10/1/2023         1,000        828
                                                                                              ----------
                                                                                                  15,721
                                                                                              ----------
--------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
  (COST $107,542)                                                                                 97,727
--------------------------------------------------------------------------------------------------------
FOREIGN AND INTERNATIONAL AGENCY BONDS (U.S. DOLLAR-DENOMINATED)(7.2%)
--------------------------------------------------------------------------------------------------------
Abbey National PLC                                  7.95%           10/26/2029          1,800      1,770
Ahold Finance USA Inc.                             6.875%             5/1/2029          1,500      1,253
Canadian National Railway Co.                       6.80%            7/15/2018            725        637
Canadian National Railway Co.                       6.90%            7/15/2028            400        345
The Development Bank of Singapore Ltd.             7.875%            8/10/2009            800        792
Embotelladora Andina SA                            7.875%            10/1/2097            300        225
Grand Metropolitan Investment Corp.                 9.00%            8/15/2011             75         83

---------------------------------------------------------------------------------------------------------
                                                                                         FACE     MARKET
                                                                       MATURITY        AMOUNT     VALUE*
                                                   COUPON                  DATE         (000)      (000)
---------------------------------------------------------------------------------------------------------
Inter-American Development Bank                    7.125%            3/15/2023        $    25   $    24
Inter-American Development Bank                     8.50%            3/15/2011            110        121
KFW International Finance, Inc.                     7.20%            3/15/2014            600        596
Korea Electric Power                                7.00%             2/1/2007            175        161
Korea Electric Power                                7.75%             4/1/2013            400        363
Korean Development Bank                            7.125%            4/22/2004            800        773
Northern Telecom Ltd.                              6.875%             9/1/2023            250        226
Pemex Finance Ltd.                                  9.03%            9/29/2008            525        534
Pemex Finance Ltd.                                  9.69%            3/31/2007            800        830
Petro-Canada                                        9.25%           10/15/2021          2,300      2,579
Petro Geo-Services                                 7.125%            3/30/2028            625        520
Petro Geo-Services                                  8.15%            7/15/2029            750        703
Province of Manitoba                                9.25%             4/1/2020            485        570
Province of New Brunswick                           8.75%             5/1/2022            800        908
Province of New Brunswick                           9.75%            5/15/2020            500        616
Province of Newfoundland                            9.00%             6/1/2019            300        338
Province of Newfoundland                           10.00%            12/1/2020            750        915
Province of Quebec                                 7.125%             2/9/2024          2,000      1,874
Province of Saskatchewan                           7.375%            7/15/2013            600        591
Republic of South Africa                           9.125%            5/19/2009            225        220
The State of Qatar                                  9.75%            6/15/2030          2,200      2,159
Swiss Bank Corp.-New York                           7.00%           10/15/2015            750        694
Swiss Bank Corp.-New York                          7.375%            7/15/2015            750        719
Swiss Bank Corp.-New York                          7.375%            6/15/2017            300        283
United Mexican States                             11.375%            9/15/2016          1,700      1,949
Vodafone Airtouch PLC                              7.875%            2/15/2030          1,000        985
---------------------------------------------------------------------------------------------------------
TOTAL FOREIGN AND INTERNATIONAL AGENCY BONDS
  (COST $26,694)                                                                                  25,356
---------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (3.2%)
---------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account                          6.71%             7/3/2000          1,213      1,213
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account--Note G                  6.73%             7/3/2000         10,212     10,212
---------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $11,425)                                                                                  11,425
---------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.3%)
  (COST $365,242)                                                                                356,329
---------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.3%)
---------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                               8,903
Liabilities--Note G                                                                              (13,500)
                                                                                             ------------
                                                                                                  (4,597)
---------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------------------------------------------
Applicable to 34,983,576 outstanding $.001 par value shares
  of beneficial interest (unlimited authorization)                                              $351,732
=========================================================================================================
NET ASSET VALUE PER SHARE                                                                         $10.05
=========================================================================================================

*See Note A in Notes to Financial Statements.

(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.


---------------------------------------------------------------------------------------------------------
 AT JUNE 30, 2000, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------------------------------------------
                                                                                       AMOUNT        PER
                                                                                        (000)      SHARE
---------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                     $369,560     $10.56
 Undistributed Net Investment Income                                                       --        ---
 Accumulated Net Realized Losses                                                       (8,915)      (.26)
 Unrealized Depreciation--Note F                                                       (8,913)      (.25)
---------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                          $351,732     $10.05
=========================================================================================================

STATEMENT OF OPERATIONS

This Statement shows interest earned by each fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and any Unrealized Appreciation (Depreciation) on investments during the period.

------------------------------------------------------------------------------------------------------------------------
                                                             TOTAL BOND      SHORT-TERM     INTERMEDIATE-     LONG-TERM
                                                           MARKET INDEX      BOND INDEX        TERM BOND     BOND INDEX
                                                                   FUND            FUND       INDEX FUND           FUND
                                                           -------------------------------------------------------------
                                                                           SIX MONTHS ENDED JUNE 30, 2000
                                                           -------------------------------------------------------------
                                                                  (000)           (000)             (000)         (000)
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Interest                                                   $450,839         $35,073           $50,815       $11,646
    Security Lending                                                145              44               106             5
                                                           -------------------------------------------------------------
       Total Income                                             450,984          35,117            50,921        11,651
                                                           -------------------------------------------------------------
EXPENSES
    The Vanguard Group--Note B
       Investment Advisory Services                                 782              69                88            20
       Management and Administrative--Investor                    8,834             984             1,265           278
       Management and Administrative--Institutional*              1,173              --                --            --
       Marketing and Distribution--Investor                         900             107               131            29
       Marketing and Distribution--Institutional*                   302              --                --            --
    Custodian Fees                                                  158              15                16            13
    Auditing Fees                                                     7               4                 4             4
    Shareholders' Reports--Investor                                 153              12                20             8
    Shareholders' Reports--Institutional*                             9              --                --            --
    Trustees' Fees and Expenses                                       8               1                 1            --
                                                           -------------------------------------------------------------
       Total Expenses                                            12,326           1,192             1,525           352
       Expenses Paid Indirectly--Note D                             (15)             --                --            --
                                                           -------------------------------------------------------------
       Net Expenses                                              12,311           1,192             1,525           352
------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                           438,673          33,925            49,396        11,299
------------------------------------------------------------------------------------------------------------------------
REALIZED NET LOSS ON INVESTMENT
    SECURITIES SOLD                                             (28,491)         (5,102)           (9,964)       (2,476)
------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
    (DEPRECIATION) OF INVESTMENT SECURITIES                      92,124           5,369            11,359        11,996
------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS                                  $502,306         $34,192           $50,791       $20,819
========================================================================================================================

*Only the Total Bond Market Index Fund offers Institutional shares.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement. Distributions, Capital Share Transactions, and Shares Issued and Redeemed are shown separately for each class of shares.


--------------------------------------------------------------------------------------------------------------------
                                                                                      TOTAL BOND MARKET INDEX FUND
                                                                                  ----------------------------------
                                                                                     SIX MONTHS                 YEAR
                                                                                          ENDED                ENDED
                                                                                  JUN. 30, 2000        DEC. 31, 1999
                                                                                          (000)                (000)
--------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                                            $    438,673         $    728,322
  Realized Net Gain (Loss)                                                              (28,491)             (62,350)
  Change in Unrealized Appreciation (Depreciation)                                       92,124             (739,761)
                                                                                  ----------------------------------
       Net Increase (Decrease) in Net Assets Resulting from Operations                  502,306              (73,789)
                                                                                  ----------------------------------
DISTRIBUTIONS
  Net Investment Income
       Investor Shares                                                                 (323,086)            (545,745)
       Institutional Shares                                                            (115,587)            (182,577)
  Realized Capital Gain
       Investor Shares                                                                       --              (12,419)
       Institutional Shares                                                                  --               (3,923)
                                                                                  ----------------------------------
            Total Distributions                                                        (438,673)            (744,664)
                                                                                  ----------------------------------
CAPITAL SHARE TRANSACTIONS--INVESTOR SHARES(1)
  Issued                                                                              1,429,879            3,990,946
  Issued in Lieu of Cash Distributions                                                  291,380              505,211
  Redeemed                                                                           (1,250,386)          (2,168,015)
                                                                                  ----------------------------------
       Net Increase--Investor Shares                                                    470,873            2,328,142
                                                                                  ----------------------------------
CAPITAL SHARE TRANSACTIONS--INSTITUTIONAL SHARES(2)
  Issued                                                                                618,251            1,292,134
  Issued in Lieu of Cash Distributions                                                   99,168              158,648
  Redeemed                                                                             (327,830)            (536,860)
                                                                                  ----------------------------------
       Net Increase--Institutional Shares                                               389,589              913,922
--------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease)                                                             924,095            2,423,611
--------------------------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                                                12,681,636           10,258,025
                                                                                  ----------------------------------
  End of Period                                                                    $ 13,605,731         $ 12,681,636
====================================================================================================================

(1)Shares Issued (Redeemed)--Investor Shares
  Issued                                                                                149,783              403,460
  Issued in Lieu of Cash Distributions                                                   30,529               51,368
  Redeemed                                                                             (131,048)            (219,979)
                                                                                  ----------------------------------
       Net Increase in Shares Outstanding                                                49,264              234,849
====================================================================================================================

(2)Shares Issued (Redeemed)--Institutional Shares
  Issued                                                                                 64,769              130,755
  Issued in Lieu of Cash Distributions                                                   10,390               16,133
  Redeemed                                                                              (34,392)             (54,627)
                                                                                  ----------------------------------
       Net Increase in Shares Outstanding                                                40,767               92,261
====================================================================================================================

------------------------------------------------------------------------------------------------------------------------
                                                                    SHORT-TERM                  INTERMEDIATE-TERM
                                                                 BOND INDEX FUND                 BOND INDEX FUND
                                                          -----------------------------   ------------------------------
                                                             SIX MONTHS            YEAR      SIX MONTHS            YEAR
                                                                  ENDED           ENDED           ENDED           ENDED
                                                          JUN. 30, 2000   DEC. 31, 1999   JUN. 30, 2000   DEC. 31, 1999
                                                                  (000)           (000)           (000)           (000)
------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                                  $     33,925    $     51,918    $     49,396    $     84,273
    Realized Net Gain (Loss)                                     (5,102)         (1,356)         (9,964)        (20,519)
    Change in Unrealized Appreciation (Depreciation)              5,369         (29,597)         11,359        (102,634)
                                                          --------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
           Resulting from Operations                             34,192          20,965          50,791         (38,880)
DISTRIBUTIONS
    Net Investment Income                                       (33,925)        (51,918)        (49,396)        (84,273)
    Realized Capital Gain                                            --          (2,739)             --          (4,238)
                                                          --------------------------------------------------------------
       Total Distributions                                      (33,925)        (54,657)        (49,396)        (88,511)
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                      237,703         739,906         242,313         745,836
    Issued in Lieu of Cash Distributions                         29,172          47,342          40,464          73,493
    Redeemed                                                   (271,563)       (306,910)       (264,181)       (345,405)
                                                          --------------------------------------------------------------
       Net Increase (Decrease) from Capital
           Share Transactions                                    (4,688)        480,338          18,596         473,924
------------------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                                    (4,421)        446,646          19,991         346,533
------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                       1,155,566         708,920       1,448,949       1,102,416
                                                          --------------------------------------------------------------
    End of Period                                            $1,151,145      $1,155,566      $1,468,940      $1,448,949
========================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                       24,530          74,780          25,617          74,793
    Issued in Lieu of Cash Distributions                          3,011           4,800           4,282           7,443
    Redeemed                                                    (28,011)        (31,066)        (27,881)        (35,096)
                                                          -----------------------------   ------------------------------
       Net Increase (Decrease)
           in Shares Outstanding                                   (470)         48,514           2,018          47,140
========================================================================================================================

                                       46

--------------------------------------------------------------------------------------------------------
                                                                                      LONG-TERM
                                                                                   BOND INDEX FUND
                                                                         -------------------------------
                                                                            SIX MONTHS             YEAR
                                                                                 ENDED            ENDED
                                                                         JUN. 30, 2000    DEC. 31, 1999
                                                                                 (000)            (000)
--------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                                                    $  11,299        $  17,460
    Realized Net Loss                                                           (2,476)          (6,422)
    Change in Unrealized Appreciation (Depreciation)                            11,996          (32,879)
                                                                         -------------------------------
       Net Increase (Decrease) in Net Assets Resulting from Operations          20,819          (21,841)
                                                                         -------------------------------
DISTRIBUTIONS
    Net Investment Income                                                      (11,299)         (17,460)
    Realized Capital Gain                                                           --             (451)
                                                                         -------------------------------
       Total Distributions                                                     (11,299)         (17,911)
                                                                         -------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                                      88,847          239,036
    Issued in Lieu of Cash Distributions                                         9,481           15,448
    Redeemed                                                                   (69,269)        (111,604)
                                                                         -------------------------------
       Net Increase (Decrease) from Capital Share Transactions                  29,059          142,880
--------------------------------------------------------------------------------------------------------
    Total Increase                                                              38,579          103,128
--------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                                        313,153          210,025
                                                                         -------------------------------
    End of Period                                                             $351,732         $313,153
========================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                                       8,963           22,752
    Issued in Lieu of Cash Distributions                                           950            1,498
    Redeemed                                                                    (6,986)         (10,740)
                                                                         -------------------------------
       Net Increase (Decrease) in Shares Outstanding                             2,927           13,510
========================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes each fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

---------------------------------------------------------------------------------------------------------------------
                                                                      TOTAL BOND MARKET INDEX FUND INVESTOR SHARES
                                                                                YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING                      SIX MONTHS ENDED    ----------------------------------------------------
THROUGHOUT EACH PERIOD                          JUNE 30, 2000       1999       1998       1997       1996       1995
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $9.56     $10.27     $10.09    $  9.84     $10.14    $  9.17
=====================================================================================================================
INVESTMENT OPERATIONS
    Net Investment Income                                .320       .617       .624       .645       .640       .650
    Net Realized and Unrealized Gain (Loss)
       on Investments                                    .050      (.695)      .218       .250      (.300)      .970
                                                    -----------------------------------------------------------------
       Total from Investment Operations                  .370      (.078)      .842       .895       .340      1.620
                                                    -----------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                (.320)     (.617)     (.624)     (.645)     (.640)     (.650)
    Distributions from Realized Capital Gains              --      (.015)     (.038)        --         --         --
                                                    -----------------------------------------------------------------
       Total Distributions                              (.320)     (.632)     (.662)     (.645)     (.640)     (.650)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $9.61    $  9.56     $10.27     $10.09    $  9.84     $10.14
=====================================================================================================================

TOTAL RETURN*                                           3.94%     -0.76%      8.58%      9.44%      3.58%     18.18%
=====================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)               $9,995     $9,477     $7,765     $5,129     $2,962     $2,405
    Ratio of Total Expenses to
       Average Net Assets                             0.22%**      0.20%      0.20%      0.20%      0.20%      0.20%
    Ratio of Net Investment Income to
       Average Net Assets                             6.72%**      6.26%      6.10%      6.54%      6.54%      6.66%
    Portfolio Turnover Rate                             41%**        55%        57%        39%        39%        36%
=====================================================================================================================

 *Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

**Annualized.
                                       48

-----------------------------------------------------------------------------------------------------------------------------------
                                                                          TOTAL BOND MARKET INDEX FUND INSTITUTIONAL SHARES
                                                                                 YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING                       SIX MONTHS ENDED        --------------------------------------------     SEP. 18* TO
THROUGHOUT EACH PERIOD                           JUNE 30, 2000          1999         1998        1997         1996   DEC. 31, 1995
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $9.56        $10.27       $10.09       $9.84       $10.14           $9.87
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                 .325          .627         .635        .655         .650            .174
    Net Realized and Unrealized Gain (Loss)
       on Investments                                     .050         (.695)        .218        .250        (.300)           .270
                                                       ----------------------------------------------------------------------------
       Total from Investment Operations                   .375         (.068)        .853        .905         .350            .444
                                                       ----------------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                 (.325)        (.627)       (.635)      (.655)       (.650)          (.174)
    Distributions from Realized Capital Gains               --         (.015)       (.038)         --           --              --
                                                       ----------------------------------------------------------------------------
       Total Distributions                               (.325)        (.642)       (.673)      (.655)       (.650)          (.174)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $9.61         $9.56       $10.27      $10.09        $9.84          $10.14
===================================================================================================================================

TOTAL RETURN                                             4.00%        -0.66%        8.69%       9.55%        3.68%           4.53%
===================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                $3,611        $3,204       $2,493      $1,628       $1,024            $413
    Ratio of Total Expenses to
       Average Net Assets                              0.10%**         0.10%        0.10%       0.10%        0.10%         0.10%**
    Ratio of Net Investment Income to
       Average Net Assets                              6.84%**         6.36%        6.21%       6.64%        6.66%         6.48%**
    Portfolio Turnover Rate                              41%**           55%          57%         39%          39%             36%
===================================================================================================================================


 *Inception.

**Annualized.


------------------------------------------------------------------------------------------------------------------------
                                                                               SHORT-TERM BOND INDEX FUND
                                                                                 YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING                       SIX MONTHS ENDED    ------------------------------------------------------
THROUGHOUT EACH PERIOD                           JUNE 30, 2000      1999       1998       1997       1996          1995
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $9.73    $10.10     $10.00     $ 9.92     $10.07        $ 9.50
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                 .292      .539       .574       .597       .587          .623
    Net Realized and Unrealized Gain (Loss)
       on Investments                                       --     (.336)      .168       .080      (.146)         .570
                                                       -----------------------------------------------------------------
       Total from Investment Operations                   .292      .203       .742       .677       .441         1.193
                                                       -----------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                 (.292)    (.539)     (.574)     (.597)     (.587)        (.623)
    Distributions from Realized Capital Gains               --     (.034)     (.068)        --      (.004)           --
                                                       -----------------------------------------------------------------
       Total Distributions                               (.292)    (.573)     (.642)     (.597)     (.591)        (.623)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $9.73     $9.73     $10.10     $10.00     $ 9.92        $10.07
========================================================================================================================

TOTAL RETURN*                                            3.05%     2.08%      7.63%      7.04%      4.55%        12.88%
========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                $1,151    $1,156       $709       $446       $328          $208
    Ratio of Total Expenses to
       Average Net Assets                              0.21%**     0.20%      0.20%      0.20%      0.20%         0.20%
    Ratio of Net Investment Income to
       Average Net Assets                              6.03%**     5.48%      5.68%      6.03%      5.93%         6.28%
    Portfolio Turnover Rate                             117%**      108%       112%        88%        65%           65%
========================================================================================================================

 *Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

**Annualized.

-------------------------------------------------------------------------------------------------------------------------
                                                                            INTERMEDIATE-TERM BOND INDEX FUND
                                                                                 YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING                      SIX MONTHS ENDED     -------------------------------------------------------
THROUGHOUT EACH PERIOD                          JUNE 30, 2000       1999       1998        1997        1996         1995
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $9.51     $10.48     $10.20      $ 9.96      $10.37       $ 9.18
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                .324       .628       .647        .661        .648         .661
    Net Realized and Unrealized Gain (Loss)
       on Investments                                    .010      (.936)      .353        .240       (.406)       1.217
                                                      -------------------------------------------------------------------
       Total from Investment Operations                  .334      (.308)     1.000        .901        .242        1.878
                                                      -------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                (.324)     (.628)     (.647)      (.661)      (.648)       (.661)
    Distributions from Realized Capital Gains              --      (.034)     (.073)         --       (.004)       (.027)
                                                      -------------------------------------------------------------------
       Total Distributions                              (.324)     (.662)     (.720)      (.661)      (.652)       (.688)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $9.52     $ 9.51     $10.48      $10.20      $ 9.96       $10.37
=========================================================================================================================

TOTAL RETURN*                                           3.58%     -3.00%     10.09%       9.41%       2.55%       21.07%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)               $1,469     $1,449     $1,102        $687        $460         $346
    Ratio of Total Expenses to
       Average Net Assets                             0.21%**      0.20%      0.20%       0.20%       0.20%        0.20%
    Ratio of Net Investment Income to
       Average Net Assets                             6.87%**      6.33%      6.23%       6.64%       6.54%        6.55%
    Portfolio Turnover Rate                             66%**       120%        77%         56%         80%          71%
=========================================================================================================================

 *Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

**Annualized.


------------------------------------------------------------------------------------------------------------------------
                                                                                       LONG-TERM BOND INDEX FUND
                                                                                        YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING                          SIX MONTHS ENDED     --------------------------------------------------
THROUGHOUT EACH PERIOD                              JUNE 30, 2000       1999      1998       1997      1996        1995
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $9.77     $11.32    $10.78     $10.08    $10.82       $8.96
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                    .337       .662      .666       .678      .674        .692
    Net Realized and Unrealized Gain (Loss)
       on Investments                                        .280     (1.531)     .588       .700     (.731)      1.884
                                                          --------------------------------------------------------------
       Total from Investment Operations                      .617      (.869)    1.254      1.378     (.057)      2.576
                                                          --------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                    (.337)     (.662)    (.666)     (.678)    (.674)      (.692)
    Distributions from Realized Capital Gains                  --      (.019)    (.048)        --     (.009)      (.024)
                                                          --------------------------------------------------------------
       Total Distributions                                  (.337)     (.681)    (.714)     (.678)    (.683)      (.716)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $10.05      $9.77    $11.32     $10.78    $10.08      $10.82
========================================================================================================================

TOTAL RETURN*                                               6.39%     -7.85%    11.98%     14.30%    -0.26%      29.72%
========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                     $352       $313      $210        $88       $44         $24
    Ratio of Total Expenses to
       Average Net Assets                                 0.21%**      0.20%     0.20%      0.20%     0.20%       0.20%
    Ratio of Net Investment Income to
       Average Net Assets                                 6.80%**      6.39%     6.01%      6.66%     6.75%       6.90%
    Portfolio Turnover Rate                                 43%**        61%       57%        58%       46%         45%
========================================================================================================================

 *Total return figures do not reflect the $10 annual account maintenance fee applied to account balances under $10, 000.

**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Bond Index Funds comprise the Total Bond Market Index Fund, Short-Term Bond Index Fund, Intermediate-Term Bond Index Fund, and Long-Term Bond Index Fund, each of which is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund. Certain of the funds' investments are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The funds consistently follow such policies in preparing their financial statements.

    1. SECURITY VALUATION: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

    2. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

    3. REPURCHASE AGREEMENTS: Each fund, along with other members of The Vanguard Group, transfers uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

    4. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

    5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the funds under methods approved by the board of trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2000, the funds had contributed capital to Vanguard (included in Other Assets) of:

-----------------------------------------------------------------------------------
                           CAPITAL CONTRIBUTION    PERCENTAGE        PERCENTAGE OF
                                TO VANGUARD          OF FUND          VANGUARD'S
INDEX FUND                         (000)           NET ASSETS       CAPITALIZATION
-----------------------------------------------------------------------------------
Total Bond Market                $1,911              0.02%                1.9%
Short-Term Bond                     220              0.02                 0.2
Intermediate-Term Bond              281              0.02                 0.3
Long-Term Bond                       66              0.02                 0.1
-----------------------------------------------------------------------------------

The funds' trustees and officers are also directors and officers of Vanguard.

C. The Total Bond Market Index Fund offers two classes of shares, the Investor Shares and the Institutional Shares. Institutional shares are designed primarily for institutional investors that meet certain administrative and servicing criteria and have a minimum investment of $10 million. Investor shares are offered to all otherinvestors. Both classes of shares have equal rights as to assets and earnings, except that each class bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expense), marketing and distribution, and shareholder reporting. For the six months ended June 30, 2000, class-specific expenses represented an annual rate of 0.16% and 0.04% of average net assets of the Investor Shares and Institutional Shares, respectively. Income, expenses not attributable to a specific class, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets.

D. The funds' custodian bank has agreed to reduce its fees when the funds maintain cash on deposit in their non-interest-bearing custody accounts. For the six months ended June 30, 2000, custodian fee offset arrangements reduced expenses of the Total Bond Market Index Fund by $15,000.

E. During the six months ended June 30, 2000, purchases and sales of investment securities other than U.S. government securities and temporary cash investments were:

---------------------------------------------------------------------------------
                                                               (000)
                                               ----------------------------------
INDEX FUND                                         PURCHASES             SALES
---------------------------------------------------------------------------------
Total Bond Market                                 $1,035,625          $598,963
Short-Term Bond                                       84,560            53,780
Intermediate-Term Bond                               148,180            24,404
Long-Term Bond                                        20,262             2,619
---------------------------------------------------------------------------------

Purchases and sales of U.S. government securities were:

---------------------------------------------------------------------------------
                                                              (000)
                                               ----------------------------------
INDEX FUND                                         PURCHASES             SALES
---------------------------------------------------------------------------------
Total Bond Market                                 $2,693,680         $2,053,310
Short-Term Bond                                      579,913            599,417
Intermediate-Term Bond                               348,205            447,561
Long-Term Bond                                        79,379             68,554
---------------------------------------------------------------------------------

       At December 31, 1999, the funds had the following capital losses available to offset future net gains:

--------------------------------------------------------------------------------------
                                                          CAPITAL LOSS
                                               ---------------------------------------
                                                                      EXPIRATION
                                                    AMOUNT           FISCAL YEARS
INDEX FUND                                           (000)        ENDING DECEMBER 31,
--------------------------------------------------------------------------------------
Total Bond Market                                   $62,658           2007-2008
Short-Term Bond                                       1,279           2007-2008
Intermediate-Term Bond                               20,519           2007-2008
Long-Term Bond                                        6,422           2007-2008
--------------------------------------------------------------------------------------

F. At June 30, 2000, net unrealized depreciation of investment securities for financial reporting and federal income tax purposes was:

-----------------------------------------------------------------------------------
                                                      (000)
                              -----------------------------------------------------
                                APPRECIATED        DEPRECIATED      NET UNREALIZED
INDEX FUND                      SECURITIES         SECURITIES        DEPRECIATION
-----------------------------------------------------------------------------------
Total Bond Market                $84,876          $(423,759)          $(338,883)
Short-Term Bond                    2,054            (19,242)            (17,188)
Intermediate-Term Bond             6,398            (61,607)            (55,209)
Long-Term Bond                     4,915            (13,828)             (8,913)
-----------------------------------------------------------------------------------

G. The market values of securities on loan to broker/dealers at June 30, 2000, and collateral received with respect to such loans, were:

------------------------------------------------------------------------------------
                                                       (000)
                          ----------------------------------------------------------
                                                        COLLATERAL RECEIVED
                                                 -----------------------------------
                               MARKET VALUE                          MARKET VALUE
                                 OF LOANED                         OF U.S. TREASURY
INDEX FUND                      SECURITIES            CASH            SECURITIES
------------------------------------------------------------------------------------
Total Bond Market               $519,962           $162,635            $367,053
Short-Term Bond                   86,519             51,563              36,371
Intermediate-Term Bond           201,441            205,087                  --
Long-Term Bond                     9,960             10,212                  --
------------------------------------------------------------------------------------

Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. Cash collateral received is invested in repurchase agreements.

THE VANGUARD(R) FAMILY OF FUNDS

STOCK FUNDS
--------------------------------------------------------------------------------
500 Index Fund
Calvert Social Index(TM) Fund*
Capital Opportunity Fund
Convertible Securities Fund
Developed Markets Index Fund
Emerging Markets Stock
  Index Fund*
Energy Fund
Equity Income Fund
European Stock Index Fund*
Explorer(TM) Fund
Extended Market Index Fund*
Global Equity Fund
Gold and Precious Metals Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund*
Health Care Fund
Institutional Developed Markets
  Index Fund
Institutional Index Fund*
International Growth Fund
International Value Fund
Mid-Cap Index Fund*
Morgan(TM) Growth Fund
Pacific Stock Index Fund*
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund*
Small-Cap Index Fund*
Small-Cap Value Index Fund*
Strategic Equity Fund
Tax-Managed Capital
  Appreciation Fund*
Tax-Managed Growth and
  Income Fund*
Tax-Managed International Fund*
Tax-Managed Small-Cap Fund*
Total International Stock
  Index Fund
Total Stock Market Index Fund*
U.S. Growth Fund
U.S. Value Fund
Utilities Income Fund
Value Index Fund*
Windsor(TM) Fund
Windsor(TM) II Fund

BALANCED FUNDS
--------------------------------------------------------------------------------
Asset Allocation Fund
Balanced Index Fund
Global Asset Allocation Fund
LifeStrategy(R) Conservative
  Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate
  Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund

BOND FUNDS
--------------------------------------------------------------------------------
Admiral(TM) Intermediate-Term
  Treasury Fund
Admiral(TM) Long-Term Treasury
  Fund
Admiral(TM) Short-Term Treasury Fund
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Insured Long-Term Tax-Exempt
  Fund
Intermediate-Term Bond
  Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt
  Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Preferred Stock Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund*
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
  (California, Florida,
  Massachusetts, New Jersey,
  New York, Ohio, Pennsylvania)
Total Bond Market Index Fund*

MONEY MARKET FUNDS
--------------------------------------------------------------------------------
Admiral(TM) Treasury Money
  Market Fund
Federal Money Market Fund
Prime Money Market Fund*
State Tax-Exempt Money Market
  Funds (California, New Jersey,
  New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY PLAN
--------------------------------------------------------------------------------
Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio

*Offers Institutional Shares.


 For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box
                       2600, Valley Forge, PA 19482-2600.
               Read it carefully before you invest or send money.

THE PEOPLE WHO GOVERN YOUR FUND

       The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of the Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

       Six of Vanguard's seven board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

       Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

       The list below provides a brief description of each trustee's professional affiliations. Noted in parentheses is the year in which the trustee joined the Vanguard board.

TRUSTEES

JOHN J. BRENNAN - (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN - (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY - (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL - (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. - (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. - (1971) Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON - (1985) Retired Chairman of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.


OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY - Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS - Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON - Legal Department.

ROBERT A. DISTEFANO - Information Technology.

JAMES H. GATELY - Individual Investor Group.

KATHLEEN C. GUBANICH - Human Resources.

IAN A. MacKINNON - Fixed Income Group.

F. WILLIAM McNABB, III - Institutional Investor Group.

MICHAEL S. MILLER - Planning and Development.

RALPH K. PACKARD - Chief Financial Officer.

GEORGE U. SAUTER - Quantitative Equity Group.

ABOUT OUR COVER

Our cover art, depicting HMS Vanguard at sea, is a reproduction of Leading the Way, a 1984 work created and copyrighted by noted naval artist Tom Freeman, of Forest Hill, Maryland.



[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482-2600



WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

Q842 082000

(C)2000 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.